TEXAS MINERAL RESOURCES CORP. 8-K

Exhibit 10.2

FINANCING AND PURCHASE OPTION AGREEMENT

THIS FINANCING AND PURCHASE OPTION AGREEMENT (the "Agreement") is made and entered into as of the 2nd day of November 2021 (the "Effective Date"), by and between Standard Silver Corp., a Delaware corporation ("Standard Silver"), and Greentech Minerals Holdings, Inc., a Delaware corporation ("Greentech"). Standard Silver and Greentech sometimes may be referred to herein individually as a "Party" and collectively as the "Parties."

RECITALS

A. Standard Silver and Santa Fe Gold Corporation, a Delaware corporation ("Santa Fe Gold") entered into a Mineral Exploration and Option Agreement dated effective October 7, 2021 in the form attached to this Agreement as Exhibit B (the "Exploration and Option Agreement"), pursuant to which Standard Silver has the exclusive right to conduct Exploration on certain patented mining claims and unpatented mining claims owned or held by Santa Fe Gold within the Black Hawk Mining District in Grant County, New Mexico as described in the attached Exhibit A (the "Mining Claims").

B. Pursuant to the Exploration and Option Agreement, Standard Silver has an option to form an LLC to conduct further exploration, development and mining operations within a designated Project Area (the "LLC") pursuant to a Limited Liability Company Agreement (the "LLC Agreement") that sets forth the agreement among the Members for the operation of the LLC.

C. Standard Silver intends to prepare a Feasibility Study for the Project Area as part of the Exploration under the Exploration and Option Agreement.

D. Greentech desires to provide financing for the Feasibility Study, by obtaining capital investments from investment sources and, in the event Standard Silver and Santa Fe Gold form the LLC, invest in the LLC in accordance with the provisions of the LLC Agreement.

E. In the event Standard Silver exercises its option to form the LLC under the Exploration and Option Agreement, which option shall not be unreasonably declined by Standard Silver, Standard Silver initially will own 50.5% of the Membership Interests of the LLC (the "Standard Silver Membership Percentage") and Santa Fe Gold will own 49.5% of the Membership Interests of the LLC.

F. Standard Silver wishes to sell, transfer and convey to Greentech and Greentech wishes to buy, purchase and acquire from Standard Silver a percentage of the Standard Silver Membership Percentage in the LLC, subject to Greentech providing all, but not less than all, of the financing in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEERFORE, in consideration of the foregoing and of the mutual promises and covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Article 1
DEFINITIONS

1.1 Definitions. As used in this Agreement, the following capitalized terms have the following meanings:

"Additional Project Properties" means properties within the Area of Interest that Standard Silver determines should be included in the Project Area.

"Affiliate" means, with respect to any Entity, any other Entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Entity. For purposes of this definition, "control" (and its derivations) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an Entity, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning set forth in the Introductory Paragraph hereof, and includes any exhibits or schedules.

"Area of Interest" means a geographical area within two miles of the circumambient boundaries of the Mining Claims.

"Budget and Schedule" has the meaning set forth in Section 2.2.

"Business Day" means a day other than a Saturday, Sunday, or day on which banks are required or authorized to be closing in New York City, New York.

"Contribution Amount" has the meaning set forth in Section 3.2(a).

"Contribution Notice" has the meaning set forth in Section 3.2(a).

"Contribution Notice Period" has the meaning set forth in Section 3.2(a).

"Contribution Percentage" has the meaning set forth in Section 3.2(a).

"Default Percentage" has the meaning set forth in Section 3.2(b).

"Defaulting Party" has the meaning set forth in Section7.1.

"Dispute" means any action, claim, counterclaim, demand, controversy, disagreement, arbitration, suit, grievance or other proceeding of any kind, whether based in contract, tort, statute, regulation, common law, civil law, or otherwise, arising out of, connected with, or related to this Agreement (including its construction, validity, interpretation, enforceability, breach or termination), including disputes regarded as such by only one of the Parties.

"Dispute Resolution Period" has the meaning set forth in Section 7.3(a).

"Effective Date" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Entity" means any individual, general partnership (including a limited liability partnership), limited partnership (including a limited liability limited partnership), limited liability company, corporation, joint venture, trust, business trust, cooperative, association or any foreign trust or foreign business organization.

"Environmental Law" means all applicable statutes, treaties, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, authorizations and similar items of all federal, state, and local governmental branches, agencies, departments, commissions, boards, bureaus or instrumentalities, having jurisdiction and all applicable judicial and administrative and regulatory decrees, judgments and orders and all covenants running with the land that relate to the protection of health or the environment whether now existing or hereafter adopted, including without limitation those that relate to Hazardous Materials or reclaiming of real property, and all obligations relating to protection of the environment arising out of any material contract or mining lease relating to the Properties.

"Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of minerals, including additional drilling required after discovery of potentially commercial mineralization, feasibility analyses and related environmental compliance, the right to erect, bring and install temporary structures, machinery, equipment, tools, appliances or supplies as reasonably required, and the right to remove reasonable and non-commercial quantities of rocks, ores and minerals for the sole purpose of sampling, metallurgical testing and assaying, and the reclamation and remediation (including the removal of Hazardous Materials) related to such activities.

"Exploration and Option Agreement" has the meaning set forth in Recital A.

"Feasibility Study" means a technical and economic study that complies with the requirements of National Instrument 43-101 – *Standards of Disclosure for Mineral Projects*, as the same may be amended from time to time, prepared by a recognized and independent third party mining engineering consultants, selected by Standard Silver, after consultation with Greentech, that identifies the feasibility of, and economics for, conducting mining operations in the Project Area and that is used by the Standard Silver and its Affiliates and Greentech to make a decision to exercise the option granted to Standard Silver under the Exploration and Option Agreement to form the LLC, which will include reviews of all relevant issues, a statement of the mineral resources, a description of the nature and scale of any proposed mining operation, an estimate of the construction and other costs necessary to bring mining operations in the Project Area into commercial production and an estimate of the operating costs after the commencement thereof, and that, at a minimum, will be in a scope and form acceptable to a bank or other arm's length financial institution for the purpose of considering whether to provide project financing.

"Financing Determination" has the meaning set forth in Section 2.3(b).

"Financing Determination Period" has the meaning set forth in Section 2.3(b).

"Financing Schedule" has the meaning set forth in Section 2.3(a).

"Force Majeure" is defined in Section 9.1.

"Governmental Authorities" means any (a) nation, state, country, or other jurisdiction of any nature, (b) national, transnational, federal, state, provincial, prefecture, tribal, local, municipal, foreign, or other government, governmental, or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), or (c) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

"Greentech" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Hazardous Materials" means any substance: (a) the presence of which requires reporting, investigation, removal or remediation under any Environmental Law, including mine tailings, waste dumps and other materials; (b) that is defined as a "hazardous waste," "hazardous substance" or "pollutant" or "contaminate" under any Environmental Law; (c) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Law; (d) the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property; (e) that contains gasoline, diesel fuel or other petroleum hydrocarbons; or (f) that contains PCBs, asbestos or urea formaldehyde foam insulation.

"Indemnified Parties" has the meaning set forth in Section 7.4.

"Indemnifying Party" has the meaning set forth in Section 7.4.

"Information and Data" means data, including maps (including blasthole maps topographic base maps and land status maps), mine plans, geologic information, geophysical information, geochemical reports, drilling data with survey coordinates and elevations, and metallurgical test data and reports, title documents, feasibility reports, assay data, reports, baseline data and approved Permits, and other information developed by or made available to Standard Silver and its Affiliates related to the Mining Claims and Additional Project Properties, and the Feasibility Study.

"Joinder" means the joinder to become a Member of the LLC, in the form attached to the LLC Agreement.

"Laws" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, formal interpretation, or other requirement or rule of law of any Governmental Authority.

"Liability" shall mean any and all loss, damage, injury, expense (including reasonable fees of attorneys and experts through any trial and on appeal), claim, fine, order, penalty, demand, or liability.

"Lien" means any lien, pledge, mortgage, deed of trust, hypothecation, security interest, charge, claim, easement, right-of-way, restriction, surface use agreement, imperfection of title, encroachment or other similar encumbrance.

"LLC" means the limited liability company formed pursuant to the LLC Agreement

"LLC Agreement" has the meaning set forth in Recital B.

"LLC Option" has the meaning set forth in Section 3.1.

"Maximum Financing Amount" has the meaning set forth in Section 2.3(a).

"Member" means a member of the LLC, whether by execution of the LLC Agreement or through a Joinder.

"Membership Interests" means membership interests in the LLC, as further described in the LLC Agreement.

"Membership Interest Transfer Agreement" means an agreement for the Transfer of the Contribution Percentage or the Default Percentage, as applicable, in the form of Exhibit C.

"Milestones" has the meaning set forth in Section 2.3(a).

"Mining Claims" has the meaning set forth in Recital A.

"Non-Defaulting Party" has the meaning set forth in Section 7.1.

"Notice of Default" has the meaning set forth in Section 7.1.

"Parties" or "Party" has the meaning set forth in the Introductory Paragraph of this Agreement, and includes their respective successors and permitted assigns.

"Permit" means any permit, license, approval, consent, ruling, authorization, certification, exemption, variance, notification, waiver, right-of-way, surface use agreement, clearance or registration by or with a Governmental Authority or other third parties.

"Program and Budget" means any program and budget for the operation of the LLC, as set forth in the LLC Agreement.

"Project Area" means an area of approximately eighty (80) contiguous acres within the Mining Claims and the Area of Interest as determined by Standard Silver, that will be the subject of the Feasibility Study.

"Representatives" means, with respect to an Entity, its officers, directors, partners, members, employees, attorneys, and accountants, agents, advisors, consultants and representatives.

"Santa Fe Gold" has the meaning set forth in the Recital A.

"Standard Silver" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Standard Silver Membership Percentage" has the meaning set forth in Recital E.

Standard Silver Membership Percentage Transfer Closing" means the closing that will occur upon the Transfer of Membership Interest equal to the Contribution Percentage or the Default Percentage, as applicable, from Standard Silver to Greentech.

"Term" has the meaning set forth in Section 5.1.

"Transaction Documents" means the Exploration and Option Agreement, the LLC Agreement, the Joinder, the Membership Interest Transfer Agreement, and any other documents or instruments related to the transactions contemplated in this Agreement.

"Transfer" means the direct or indirect sale, exchange, assignment, lease, transfer, disposition, mortgage, pledge or encumbrance, in whole or in part, by operation of Law or otherwise, of a direct or indirect interest in the LLC or this Agreement, including a change in control of a Party or of a permitted assignee of a Party.

1.2 Interpretation. In this Agreement:

(a) This Agreement shall control over any terms and conditions of any documentation submitted by either Party that varies with or conflicts with this Agreement. Acceptance is limited to the terms stated in this Agreement, and any additional or different terms hereby are rejected unless expressly agreed to in writing by the Parties.

(b) This Agreement shall be construed according to its fair meaning, as a whole, as if the Parties had prepared it jointly, not as if prepared by one of the Parties, and as if each Party was represented by competent counsel.

(c) Unless the context otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural; (ii) references to one gender include the other gender; (iii) the words "include," "includes," and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words "without limitation"; (iv) the terms "hereof," "herein," "hereunder," "hereto," and similar terms refer to the Contract and not to any particular provision of the Contract; (v) "or" is used in the inclusive sense of "and/or"; (vi) if a word or phrase is defined, then its other grammatical or derivative forms have a corresponding meaning; (vii) a reference to an agreement or document (including a reference to this Agreement) is to the agreement or document as amended, supplemented, modified, restated, or replaced, except to the extent prohibited by this Agreement or such other agreement or document; (viii) a reference to a statute, code, act, legislation, ordinance, or to a provision thereof includes a modification, amendment, or substitution thereof, the rules and regulations promulgated thereunder, and the formal interpretations issued in accordance therewith; (ix) unless otherwise stated, words that have a well-known technical, engineering or mining industry meaning are used in accordance with such recognized meaning; (x) unless otherwise specified, the terms "day" and "days" mean and refer to calendar day(s); (xi) unless otherwise specified, the terms "month" and "months" mean and refer to calendar month(s); and (xii) unless otherwise specified, the terms "year" and "years" mean and refer to calendar year(s).

(d) Unless otherwise specified, if any provision of this Agreement contemplates that the Parties shall negotiate or agree to any matter after the date of this Agreement, then such provision shall be construed to include an obligation of the Parties to negotiate to reach an

agreement in good faith within the terms and intent of this Agreement and to confirm such agreement in writing.

(e) Unless otherwise specified, any reference to any document, instrument or agreement includes and incorporates all exhibits, schedules and other attachments thereto.

(f) Unless otherwise specified, all references to Articles, Sections, Schedules and Exhibits are to the Articles, Sections, Schedules and Exhibits of this Agreement.

(g) The headings of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE 2
FINANCING RIGHT

2.1 Project Area. Standard Silver, in consultation with Greentech, will evaluate the Mining Claims and the Additional Project Properties to determine the Project Area. As between the Parties, Standard Silver shall be responsible for all evaluation and Exploration activities on the Mining Claims and the Additional Project Property in order to determine the Project Area. Standard Silver will inform Greentech in writing, and provide Greentech with any information Greentech reasonably requests on a periodic basis, of the progress of Standard Silver's evaluation and Exploration activities on the Mining Claims and the Additional Project Properties, and of the location of the Project Area; *provided* that, any such information shall be considered confidential and shall be subject to the provisions of Section 6.2 of this Agreement.

2.2 Feasibility Study. Standard Silver shall have the Feasibility Study prepared, in consultation with Greentech. Standard Silver, in consultation with Greentech, shall prepare a proposed budget and schedule for completion of the Feasibility Study (the "Budget and Schedule") and, within 15 Business Days of completion, shall provide the Budget and Schedule to Greentech for review and approval, such approval not to be delayed, modified or withheld unreasonably. Greentech shall be deemed to have approved the Budget and Schedule if it does not provide comments within 20 days after receipt of the final Budget and Schedule. Standard Silver shall provide to Greentech in writing any amendments or modifications to the Budget and Schedule.

2.3 Feasibility Study Financing.

(a) Subject to compliance by Greentech of its funding obligations under this Agreement, Greentech shall have the irrevocable and exclusive right and option to provide financing for the evaluation and Exploration undertaken on behalf of Standard Silver in respect of the Feasibility Study, and the preparation of the Feasibility Study, based on the Budget and Schedule, up to a maximum amount of $6.5 million (the Maximum Financing Amount"), to be provided in several phases. All funding payments made by Greentech to Standard Silver in accordance with the terms and conditions of this Agreement are non-refundable, except that this provision shall not apply in the event of Standard Silver's gross negligence or willful misconduct, or in the event a court of competent jurisdiction has determined pursuant to a final, non-appealable judgment, has determined that Standard Silver has committed fraud, in which event Greentech shall be entitled to a full refund of all payments made by Greentech to Standard Silver. The Maximum Funding Amount, shall be provided by Greentech to Standard Silver in tranches as

follows (the "Financing Schedule") based on the achievement of certain milestones described in the Financing Schedule (the "Milestones"):

Alahambra Project								
Tranche 1 Detailed Geophysical Analysis Using Techniques Developed in Completed Phase 1								
Site Preparation, Surveying and Clearing Survey Lines								$ 30,000
Customized NanoTEM Survey Over Areas Designated in Phase 1								$ 100,000
Geophysical Consulting								$ 20,000
Project Management								$ 25,000
Inversion and Other Numerical Analysis, Univ of Texas at El Paso								$ 15,000
Misc Materials, services								$ 5,000
Sub Total								**$ 195,000**
Contingency							25%	$ 48,750
Tranche 1 Total								**$ 243,750**
Milestone 1, Develop the Time Domain EM Method to Identify High Grade Silver Lenses in the Alhambra & Gabel Veins								
Milestone 1 Total								**$ 243,750**
Tranche 2 Drill Confirmation of Geophysical Method								
Permitting & Legal								$ 50,000
Mobilization & Road Work								$ 25,000
Project management								$ 25,000
Misc Materials, services								$ 20,000
Diamond drill anomalies	5	holes	300	ft @	$ 73	ft		$ 109,500
Logging, sampling, analysis	5	holes	300	ft @	$ 30	ft		$ 45,000
Misc., permitting etc	5	holes	300	ft @	$ 12	ft		$ 18,000
								$ 292,500
Contingency							25%	$ 73,125
Minimum Drill Test								**$ 365,625**
Milestone 2, Confirmation of Geophysical Method								
Milestone 2 Total								**$ 365,625**
Tranche 3 Resource Development								
Diamond drill anomalies	15	holes	300	ft @	$ 73	ft		$ 328,500
Logging, sampling, analysis	15	holes	300	ft @	$ 30	ft		$ 135,000
Misc., permitting etc	15	holes	300	ft @	$ 12	ft		$ 54,000
Project management								$ 25,000
Misc Materials, services								$ 20,000
Sub-Total Follow Up Drilling								**$ 562,500**
Contingency							25%	$ 140,625
Follow Up Drilling total								**$ 703,125**
Tranche 3 Total								**$ 1,068,750**
Milestone 3, Development of Shallow Resource (150 to 300 Ft)								

Milestone 3 Total							**$ 1,068,750**
Tranche 4							
Extend Resource Development to Depth							
Permitting & Legal							$ 50,000
Road Maintenance & Support							$ 10,000
Tomographic RC drill holes w/surface casing	12	holes	300	ft @	$ 45	ft	$ 162,000
Logging, sampling, analysis	12	holes	300	ft @	$ 10	ft	$ 36,000
Tomographic Elector-Magnetic Survey							$ 50,000
Misc Materials, services							$ 50,000
Compile and analyze data							$ 50,000
Road Maintenance & Support							$ 10,000
Drill anomalies	12	holes	450	ft @	$ 73	ft	$ 394,200
Logging, sampling, analysis	12	holes	450	ft @	$ 10	ft	$ 54,000
Misc Materials, services							$ 50,000
Project Management, core logging, sawing, sampling etc.							$ 50,000
Sub-Total							**$ 966,200**
Contingency						25%	$ 241,550
Total							**$ 1,207,750**
Milestone 4, Development of Resource to Intermediate Depth (200 to 500 Ft)							
Milestone 4 Total							**$ 1,207,750**
Tranche 5, Extended Resource to Depth Greater than 500 Ft.							
Permitting & Legal							$ 50,000
Road Maintenance & Support							$ 10,000
Deepen existing holes or extend laterally	12	holes	750	ft @	$ 45	ft	$ 405,000
Logging, sampling, analysis	12	holes	750	ft @	$ 10	ft	$ 90,000
Tomographic survey							$ 150,000
Misc Materials, services							$ 50,000
Compile and analyze data							$ 50,000
Road Maintenance & Support							$ 10,000
Diamond Drilling	20	holes	750	ft @	$ 73	ft	$ 1,095,000
Logging, sampling, analysis	20	holes	750	ft @	$ 10	ft	$ 150,000
Project management							$ 50,000
Misc Materials, services							$ 50,000
3rd Party PEA Preparation							$ 125,000
Sub-Total							**$ 2,285,000**
Contingency						25%	$ 571,250
Tranche 5 Total							**$ 2,856,250**
Milestone 5, Development of Economically Viable Resource							
Milestone 5Total							**$ 2,856,250**
Feasibility Study							
Metallurgy							$ 300,000
Engineering							$ 100,000

Feasibility Study Preparation		$ 150,000
Total		**$ 550,000**
Contingency	25%	$ 137,500
Feasibility Study Total		**$ 687,500**
Milestone 5, Completion of Bankable Feasibility Study		
Milestone 5 Total		**$ 687,500**
Project Total		**$ 6,429,625**

At the completion of Milestones a report will be submitted detailing the results. Decision to continue with the next phase will be made and any changes or modifications to the net phase will be defined.

Greentech shall make payments of the actual amounts for each tranche by wire transfer of immediately available funds into a bank account designated by Standard Silver. Such payments will be made within 15 Business Days after receipt by Greentech of written notice from Standard Silver of achievement of the Milestone to which the payment relates and the actual amount payment amount associated with achievement of such Milestone.

(b) Greentech, in its discretion, may determine to cease financing the evaluation and Exploration undertaken by or on behalf of Standard Silver in respect of the Feasibility Study, and the preparation of the Feasibility Study, within 30 days (the "Financing Determination Period") after each tranche of the Financing Schedule (the "Financing Determination"). If Greentech fails to provide a Financing Determination within each applicable Financing Determination Period, then Greentech shall be deemed to have determined to continue financing the Feasibility Study, up to the Maximum Financing Amount. In the event Greentech determines to cease financing the evaluation and Exploration undertaken by or on behalf of Standard Silver in respect of the Feasibility Study, and the preparation of the Feasibility Study, Greentech shall absolutely and irrevocably forfeit its rights under this Agreement and the LLC Agreement, and to any rights to Membership Interests, whether by Transfer of the Contribution Percentage or the Default Percentage, as applicable, by contribution to Programs and Budgets, by contribution to the capital of the LLC, or otherwise. Greentech shall have no obligation to finance the evaluation and Exploration undertaken by or on behalf of Standard Silver in respect of the Feasibility Study, and the preparation of the Feasibility Study, in amounts above the Maximum Financing Amount.

2.4 Cooperation. Prior to the end of the Term, Greentech, acting reasonably, shall cooperate with Standard Silver, when requested by Standard Silver, in preparing the Budget and Schedule and the Financing Schedule, in the review the Feasibility Study, and in determining whether Standard Silver should exercise the option to form the LLC under the Exploration and Option Agreement.

2.5 Insurance. Standard Silver shall obtain within 60 days of execution of this Agreement, and maintain during the Term policies of insurance of the types and in the amounts customary in the mining industry for the conduct of Exploration as contemplated in this Agreement. All policies of insurance obtained by Standard Silver will be provided to Greentech, with policy summaries, within five days of after Standard Silver obtains such policies. All policies of insurance naming Standard Silver as a beneficiary shall also name Greentech as an additional insured. Standard Silver shall not commence Exploration within the Project Area that requires a Permit prior to obtaining the policies of insurance required under this Section 2.5.

2.6 Access to Information and Data. At all reasonable times during the Term, Standard Silver and its Affiliates shall make available to Greentech and Affiliates, and its and their respective Representatives for review and copying, any and all Information and Data made available to Standard Silver and its Affiliates. The Information and Data are provided to Greentech and its Affiliates and its and their respective Representatives on an "as is, where is" basis. Neither Standard Silver nor its Affiliates makes any representation or warranty of any kind whatsoever as to the accuracy or completeness of the Information and Data. In the event Greentech determines not to become a Member of the LLC, Greentech shall return to Standard Silver all Information and Data in the possession of Greentech or its Affiliates or its and their respective Representatives or, on the request of Standard Silver, destroy all such Information and Data.

2.7 Meetings. If requested by Greentech, the Parties will meet at a time and place convenient to the Parties to discuss the status of Exploration and Standard Silver's progress with respect to the Feasibility Study

2.8 Physical Inspections. Greentech or its Affiliates may inspect Standard Silver's Exploration on the Mining Claims and the Additional Project Properties at any reasonable time and as often as Greentech, acting reasonably, deems necessary, provided that neither Greentech nor its Affiliates shall interfere with or obstruct Exploration on such Mining Claims and Additional Project Properties. Any such inspection shall be in full compliance with all applicable Laws (including Environmental Laws) and the reasonable safety and related rules and restrictions employed by Standard Silver. Any such inspection shall be at the risk and expense of Greentech and its Affiliates. Greentech shall not introduce any Hazardous Materials to the Mining Claims or the Additional Project Properties in the course of any such inspections.

ARTICLE 3
PURCHASE OPTION

3.1 LLC Formation. Provided that Greentech has provided the funding for the Feasibility Study in accordance with the Financing Schedule and the Milestones up to the Maximum Financing Amount, upon completion of the Feasibility Study, Standard Silver, good faith and in consultation with Greentech, shall determine whether the results of the Feasibility Study are sufficiently positive to warrant the exercise by Standard Silver of its option under the Exploration and Option Agreement to form the LLC in accordance with the LLC Agreement (the "LLC Option"). If Standard Silver, in consultation with Greentech, determines to exercise the LLC Option, then Standard Silver and Greentech will use good faith efforts to negotiate the LLC Agreement with Santa Fe Gold and form the LLC. Upon formation of the LLC, Standard Silver shall hold the Standard Silver Membership Percentage in the LLC.

3.2 Purchase Options.

(a) Provided that Greentech has provided financing for Exploration and the Feasibility Study up to the Maximum Financing Amount in accordance with the Financing Schedule, upon formation of the LLC, Greentech shall have the exclusive and irrevocable option, subject to Sections 3.2(b), to contribute 40% of the obligations of Standard Silver under established Programs and Budgets, up to a maximum of $4 million (the "Contribution Amount"). Greentech shall notify Standard Silver in writing (the "Contribution Notice") of Greentech's determination

to make the Contribution Amount within 15 Business Days after receipt by Greentech of the initial Program and Budget (the "Contribution Notice Period"). If Greentech fails to provide the Contribution Notice within the Contribution Notice Period, then Greentech shall be deemed to have declined to provide the Contribution Amount. If Greentech determines to provide the Contribution Amount by providing a Contribution Notice within the Contribution Notice Period, then upon Greentech providing the entire Contribution Amount, Standard Silver shall Transfer to Greentech 40% of the Standard Silver Membership Percentage, equaling of 20.2% of the Membership Interests in the LLC (the "Contribution Percentage") with Standard Silver owning the remaining 30.3% of the Standard Silver Membership Percentage; *provided* that, if Greentech fails to provide the entire Contribution Amount in accordance with the Programs and Budgets, then the right of Greentech to the Contribution Percentage shall be absolutely and irrevocably forfeit. Such Transfer of the Contribution Percentage shall be pursuant to a Membership Interest Transfer Agreement.

(b) In the event that Greentech (i) determines, or is deemed to determine, not to provide the Contribution Amount, or (ii) fails to provide the entire Contribution Amount, Standard Silver shall Transfer to Greentech 20% of the Standard Silver Membership Percentage, equaling 10.1% of the Membership Interests in the LLC (the "Default Percentage") with Standard Silver owning the remaining 40.4% of the Standard Silver Membership Percentage. Such Transfer of the Default Percentage shall be pursuant to a Membership Purchase Agreement.

3.3 Transfer Closing. The Transfer of any portion of the Standard Silver Membership Percentage, whether the Contribution Percentage or the Default Percentage, shall be pursuant to the Standard Silver Membership Percentage Transfer Closing as follows:

(a) Standard Silver shall deliver to Greentech a fully executed Membership Interest Transfer Agreement, which Greentech shall countersign and return to Standard Silver;

(b) Greentech shall execute the Joinder, upon which Greentech shall become a Member;

(c) The Parties will execute any other documents or instruments necessary to Transfer the Contribution Percentage or the Default Percentage, as applicable, and to cause Greentech to become a Member; and

(d) This Agreement shall terminate, except as expressly provided herein.

3.4 Additional Capital Contributions. Upon becoming a Member, Greentech shall have the obligation to make additional capital contributions to the LLC pursuant to the LLC Agreement, with the capital contribution amounts agreed upon by Greentech and Standard Silver prior to execution of this Agreement. As between Standard Silver and Greentech, in the event Santa Fe Gold cannot make its capital contributions as required in the LLC Agreement, Greentech shall be given the opportunity to contribute up to 40% of the Santa Fe Gold portion of a capital

contribution not contributed by Santa Fe Gold (the "Santa Fe Percentage Capital Contribution").[1] Greentech shall provide written notice to Santa Fe Gold and Standard Silver of Greentech's decision to make the Santa Fe Percentage Capital Contribution within 10 days of the date of request of such capital contribution to the members under the LLC Agreement. If Greentech makes the Santa Fe Percentage Capital Contribution, then percentage membership interest of Greentech in the LLC will be adjusted in accordance with the LLC Agreement.

ARTICLE 4
REPRESENTATIONS

4.1 Mutual Representations. Each Party represents to the other on the Effective Date and on the Standard Silver Membership Percentage Transfer Closing that:

(a) It is an Entity duly organized and validly existing in the jurisdiction of its incorporation and is qualified to do business and in good standing to conduct business in the jurisdictions where it conducts business, except to the extent that such failure to qualify does not adversely affect its ability to perform its obligations under this Agreement.

(b) It has the corporate power and authority and has taken all necessary corporate action to authorize the execution and delivery of this Agreement, and, as applicable, the Transaction Documents and to undertake the performance by it of its respective obligations under this Agreement and the applicable Transaction Documents, and has obtained all necessary consents of the applicable Governmental Authorities for entering into this Agreement and the applicable Transaction Documents and the performance of its obligations under this Agreement and the applicable Transaction Documents.

(c) This Agreement and the applicable Transaction Documents, when executed and delivered by each respective Party, shall have been duly executed and delivered on behalf of each such Party and shall constitute valid and binding obligations of each Party enforceable against it in accordance with the terms of this Agreement and the applicable Transaction Documents (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar Laws of general applicability relating to or affecting creditors' rights and to the availability of equitable remedies) and will not result in any violation of, or any default under, any other agreement to which such Party or its Affiliates is a Party, including without limitation any agreement or obligation relating to the Mining Claims.

(d) Neither it nor any of its Representative has dealt or consulted with any broker or agent in connection with the transactions contemplated in this Agreement or the applicable Transaction Documents.

---

[1] As an example, if the LLC requires an additional capital contribution of $16,000,000, then the Santa Fe Gold portion of the capital contribution is $7,920,000, or 49.5% of the total amount. If Santa Fe Gold fails to make its portion of the additional capital contribution, then Greentech shall have the right to contribute $3,168,000, or 40%, of the $7,920,000 capital contribution required to be made by Santa Fe Gold. In such event, the percentage interest of Greentech in the LLC will be increased, and the percentage interest of Santa Fe Gold in the LLC will be decreased, to reflect the percentage capital contribution by each of Greentech and Santa Fe Gold.

4.2 Additional Representations by Greentech. Greentech represents to Standard Silver as of the Effective Date and as of the Standard Silver Membership Percentage Transfer Closing as follows:

(a) Greentech has reasonable access to the financial resources necessary to finance the evaluation and Exploration undertaken by or on behalf of Standard Silver in respect of the Feasibility Study, and the preparation of the Feasibility Study, up to the Maximum Financing Amount, and to contribute the Contribution Amount to the Programs and Budgets.

(b) Greentech has not received written notice of any pending or threatened Disputes involving its ability to consummate the transactions contemplated in this Agreement and the Transaction Documents to which it is a party, including any written notice of violation or claim from applicable Governmental Authorities alleging any violation of any Law or Permit, related to the transactions contemplated in this Agreement or the Transaction Documents to which it is a party.

(c) Except for the rights set forth in this Agreement and the Transaction Documents to which it is a party, Greentech has no contractual commitments or obligations which relate to or affect the Mining Claims or the Additional Project Properties, or to the transactions contemplated in this Agreement.

4.3 Additional Representations by Standard Silver. Standard Silver represents to Greentech as of Effective Date and as of the Standard Silver Membership Percentage Transfer Closing as follows:

(a) Standard Silver has rights to conduct Exploration on the Mining Claims in accordance with the terms of the Exploration and Option Agreement.

(b) Standard Silver has not received written notice of any pending or threatened Disputes involving the Mining Claims and the Additional Project Properties to the extent held by Standard Silver, and Standard Silver has not received any written notice of violation or claim from applicable Governmental Authorities alleging any violation of any Law or Permit, including any Environmental Law, relating to the Mining Claims or the Additional Project Properties to the extent held by Standard Silver.

(c) Except for ongoing reclamation obligations under the existing Permits, Standard Silver has no contractual commitments or obligations which relate to or affect the Mining Claims or the Additional Project Properties to the extent held by Standard Silver.

(d) Except for the rights granted to Greentech under this Agreement, Standard Silver is not under any obligation to Transfer, and during the Term will not Transfer or enter into any obligation to Transfer, all or any portion of the Standard Silver Membership Percentage prior to the earlier of (i) the end of the Term, and (ii) the Standard Silver Membership Percentage Transfer Closing.

4.4 Disclosures. Each of the Parties represents and warrants to the other that it is unaware of any material facts or circumstances which have not been disclosed in this Agreement

and which should be disclosed to the other Party in order to prevent the representations in this Article 3 from being misleading in any material respect.

4.5 No Partnership. Nothing contained in this Agreement shall be deemed to constitute either Party the partner of the other or, except as otherwise expressly provided, to constitute either Party the agent or legal representative of the other or to create any fiduciary relationship between them. The Parties do not intend to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. Neither Party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Party, except as otherwise expressly provided herein.

4.6 Other Activities. Except as expressly provided in this Agreement, each of the Parties may be engaged on its own behalf and on behalf of Entities other than the Parties in the general mining business and each of the Parties hereby consents to such involvement by the other without consulting the other Party or inviting or allowing the other Party to participate. Except as expressly provided in this Agreement, the legal doctrine of "corporate opportunity" sometimes applied to persons occupying a fiduciary status shall not apply in the case of any endeavor of either Party.

4.7 Waiver and Survival. The representations and warranties contained in Sections 4.1, 4.2, and 4.3 are for the exclusive benefit of the Party to which such representations and warranties are given, have been relied upon by the Party to which such representations and warranties are given in entering into this Agreement, and a breach of any one or more thereof may be waived by the Party to which they are given in whole or in part at any time without prejudice to its rights I respect of any other breach of the same or any other representation or warranty.

ARTICLE 5
TERM AND TERMINATION

5.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue until terminated on the earlier of (a) the determination or deemed determination by Greentech not to provide the financing for the evaluation and Exploration undertaken by or on behalf of Standard Silver in respect of the Feasibility Study, and the preparation of the Feasibility Study, Maximum Financing Amount, and (b) the Standard Silver Membership Percentage Transfer Closing (the "Term").

5.2 Effect of Termination. Upon the termination of this Agreement, neither Party shall have any obligations to the other Party, except as set forth in Section 5.3.

5.3 Survival. Notwithstanding any other provisions of this Agreement, if this Agreement is terminated, the provisions of Sections 5.2 and 7.4 and Articles 1, 6 and 10 (subject to any time limitations referred to therein) shall survive such termination and remain in full force and effect, along with any other provisions of this Agreement which expressly or by their nature survive the termination hereof.

ARTICLE 6
CONFIDENTIALITY

6.1 Confidentiality of Agreement. No Party may disclose the existence or terms of this Agreement without the prior written consent of the other Parties, where reasonable and permitted by Law, which consent shall be at the other Parties' sole discretion, where reasonable and permitted by Law and not to be unreasonably withheld, and; *provided* that a Party may make such disclosures, without the necessity of the other Party's written consent, (a) to Affiliates Representatives who or which have a need to know such information, (b) financial and investment contacts who will be subject to a separate Confidentiality Agreement, (c) as, in the opinion of its counsel, required by any applicable Laws, stock exchange rule, existing contract or legal process; *provided*, *however*, that in case of disclosure under Section 6.2(b), the disclosing Party shall promptly notify the other Parties, in writing, of such request or requirement, where permitted by Law ,so that the other Parties may seek an appropriate protective order or waive compliance with the Agreement. In the absence of a protective order or the receipt of a waiver, the disclosing Party will give the other Parties written notice (unless prohibited by Law) of the information to be disclosed as far in advance as practicable and exercise all reasonable efforts to obtain reliable assurance that confidential treatment shall be afforded to that information.

6.2 Confidentiality of Information and Data.

(a) With respect to any Information and Data, Standard Silver and Greentech agree to keep the Information and Data confidential and not to disclose the Information and Data to any Entity other than (i) its Affiliates and its and their Representatives who have a need to know; (ii) its outside mining and engineering consultants involved in the evaluation of the Feasibility Study; (iii) lenders or financial advisors who have a bona fide need to have access to the Information and Data in connection with the financing of the Maximum Financing Amount or the Contribution Amount; and (iv) such other Entities as the Parties jointly agree in writing may receive the Information and Data (which agreement may be withheld for any reason or for no reason). Prior to any such disclosure, Standard Silver and Greentech will inform the Entity receiving Information and Data of the Disclosing of the confidentiality provisions of this Agreement. Standard Silver and Greentech will be responsible and liable for the disclosure in violation of this Agreement of Information and Data by an Entity to whom or to which Greentech provided Information and Data pursuant to this Section 6.2(a).

(b) Greentech and Standard Silver may disclose the Information and Data as may be required by judicial, administrative, or governmental proceeding, whether or not made pursuant to a valid subpoena or applicable order or as otherwise required by Law or the rules of any stock exchange; *provided* that any disclosure made pursuant to Law shall be strictly limited in scope and content to the extent possible given the requirements of legal compliance, and where permitted by Law, subject to Standard Silver's reasonable prior review and revision.

(c) Nothing in this Agreement shall affect the rights of Greentech and Standard Silver to use or retain any of the Information and Data which (i) is in the public domain or later enters the public domain other than by a breach by Standard Silver and/or Greentech of any of the obligations of Standard Silver or Greentech under this Agreement, (ii) is disclosed to either Greentech, Standard Silver or the general public by a third party which is in rightful possession of

the Information and Data in circumstances where the disclosure violated no confidentiality obligations, or (iii) was or already in the possession of Greentech or Standard Silver on a non-confidential basis prior to the time of disclosure.

6.3 Press Releases and Other Disclosures. If a Party desires to make public announcements, press releases, or other disclosure to the general public, to be issued by such Party regarding the Agreement and all matters related to the Agreement, it shall provide to the other Parties, to the extent feasible, copies for review and comment at least three Business Days in advance. Each Party shall act in good faith to accommodate the suggestions of the other Parties; provided that each Party shall be entitled to make such announcements and disclosures as are, in the opinion of its counsel, required by Law or the rules of any stock exchange.

6.4 Non-Circumvention. Prior to the end of the Term, neither Party shall engage others to perform the same or similar obligations to that contemplated by the Parties under this Agreement and shall not do or take any action which directly or indirectly circumvents the other Party in execution of the transactions contemplated by this Agreement. In the event of circumvention of this Agreement by either Party, directly or indirectly, the circumvented Party shall be entitled to seek a legal monetary penalty equal to the maximum earnings it reasonably could have expected to realize from the LLC as well as any reasonable costs expenses, including but not limited to all legal costs and expenses incurred to recover the lost revenue.

6.5 Exclusivity. The rights and relationships arising under this Agreement are exclusive to the Parties until the end of the Term, which may require extended exclusivity. During the Term, the Parties agree not to solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept or consider any proposal of any other person or entity relating to the financing of the Exploration or Feasibility Study or the contribution to Programs and Budgets, up to the amounts set forth in this Agreement, except that Greentech may provide any and all necessary information to its' prospective financial investors who may participate in the funding of the Feasibility Study.

ARTICLE 7
DEFAULT AND CURE; INDEMNIFICATION

7.1 Default in Performance of Obligations. Other than in respect of making payments under the Financing Schedule, if a Party (as applicable, the "Non-Defaulting Party") believes that another Party (as applicable, the "Defaulting Party") is in default in the observance or performance of any of its covenants or obligations hereunder, the Non-Defaulting Party shall give the Defaulting Party written notice of default (a "Notice of Default"), which Notice of Default will describe in reasonable detail the nature of the default.

7.2 Opportunity to Cure. Except as otherwise provided in this Agreement, the Defaulting Party shall have a reasonable time of not more than ten days within which to remedy such default. Unless the Defaulting Party shall so comply, this Agreement may be terminated at the option of the Non-Defaulting Party, and the Non-Defaulting Party may seek such other remedies as it might have in Law or in equity.

7.3 Disagreement Over Alleged Default.

(a) In the event the Defaulting Party believes that it is not in default, the Defaulting Party may give written notice to the Non-Defaulting Party within such 10-day period, as applicable, setting forth in reasonable detail the reasons why the Defaulting Party believes that it is not in default. Upon receipt of a Notice of Default, the Parties shall attempt in good faith to resolve promptly through negotiation any Dispute arising out of or relating to this Agreement for a period of 10 days after the date of the Notice of Default (the "Dispute Resolution Period"). If the Dispute is not resolved within the Dispute Resolution Period, then the Parties the Dispute shall be subject to Section 9.3(b).

(b) The Dispute Resolution Period may be reasonably extended or shortened by agreement of the Parties. Each Party shall bear its costs with regard to any Dispute, including pursuant to Section 9.3(b).

7.4 Indemnification. Subject to the provisions of this Agreement, each Party (as applicable, the "Indemnifying Party") shall indemnify, defend and hold harmless the other Party and its Affiliates and its and their respective Representatives (as applicable, the "Indemnified Parties") for and on account of any Liability that may be asserted against any one or more of the Indemnified Parties as a result of any Dispute commenced or asserted by any Entity (including without limitation any Governmental Authority), arising out of or related to this Agreement, including (a) any violation of applicable Law, including any Environmental Law; and (b) any breach of the Indemnifying Party's representations, warranties or obligations under this Agreement. The rights of the Indemnified Parties hereunder shall apply except to the extent such Liability may have been occasioned, brought about, or caused by the Indemnified Parties or any negligence, fault, strict liability, acts or omissions of the Indemnified Parties.

ARTICLE 8
ASSIGNMENTS AND TRANSFERS

8.1 Assignment by Standard Silver. Standard Silver may only Transfer all, but not less than all, of its interests under this Agreement to a third party upon the written consent of Greentech, which consent shall not be withheld, modified or delayed unreasonably *provided* that the Entity to whom or to which this Agreement is Transferred: (a) agrees to abide by the terms and conditions of this Agreement and the Transaction Documents in instruments in writing satisfactory to Greentech, acting reasonably; and (b) has the financial capability to satisfy its obligations under this Agreement and the LLC Agreement, as determined to the reasonable satisfaction of Greentech. If Standard Silver desires to Transfer this Agreement to a third party, then Standard Silver shall give Greentech written notice of such intent , at least 30 days in advance of its desire to Transfer.

8.2 Assignment by Greentech. Greentech may only Transfer all, but not less than all, of its interests under this Agreement to a third party upon the written consent of Standard Silver, which consent shall not be withheld, modified or delayed unreasonably *provided* that the Entity to whom or to which this Agreement is Transferred: (a) agrees to abide by the terms and conditions of this Agreement and the Transaction Documents in instruments in writing satisfactory to Standard Silver, acting reasonably; and (b) has the financial capability to satisfy its obligations under this Agreement and the LLC Agreement, as determined to the reasonable satisfaction of Standard Silver. If Greentech desires to Transfer this Agreement to a third party, then Greentech

shall give Standard Silver written notice of such intent at least 30 days in advance of its desire to Transfer.

8.3 Permitted Transfers.

(a) Any Party may Transfer this Agreement to an Affiliate with the consent of the other Party; *provided* that the Party intending to Transfer this Agreement to an Affiliate shall provide the other Party 30 days advance written notice of any such Transfer.

(b) Any permitted Transfer shall be expressly subject to this Agreement and to all rights of the Parties under this Agreement. No Transfer shall operate to enlarge the obligations or diminish the rights of a Party under this Agreement. No Transfer shall be binding upon a Party for any purpose until the Party making the Transfer has furnished the other Party with the instrument or instruments constituting the undertaking in Sections 8.1 or 8.2.

8.4 Void Transfers. Any attempted Transfer in violation of Sections 8.1, 8.2, or 8.3, whether by agreement or by operation of Law, shall be void.

ARTICLE 9
MISCELLANEOUS

9.1 Force Majeure. No Party shall be liable to any other Party, and no Party shall be deemed in default under this Agreement, for any failure or delay to perform any of its covenants and agreements when such performance is prevented by Force Majeure. For the purposes of this Agreement, "Force Majeure" means any cause, other than as a direct or indirect consequence of the negligence or default of a Party, not within the reasonable control and diligent efforts of the Party, (except those caused by economic hardship, lack of funds, inability to pay any sum of money, or delays in performance of obligations unless that delay is caused by Force Majeure), despite reasonable commercial efforts, including that performance of the covenants violates any Law of any governmental (civil or military) agency or authority, including all Governmental Authorities claiming jurisdiction over the issuance of Permits, opposition or litigation initiated by local or national non-governmental interest groups or individuals opposed to the project, or contrary to any written agreement concerning the Mining Claims and the Additional Project Properties included within the Project Area. Such causes shall also include acts of God, acts of the public enemy, riots, domestic terrorist acts, fire, storm, flood, explosion, government restriction, failure to obtain reasonable terms any Permits, authorizations or approvals required from regulatory authorities, including environmental protection agencies, despite diligent attempts and the timely provision to such authorities of all information lawfully requested, or other causes beyond the reasonable control of the affected Party, whether of the kind enumerated above or otherwise and whether foreseen, foreseeable or unforeseeable. So far as possible, the Party affected will make all reasonable steps to remedy the delay caused by the events referred to above as soon as feasible; *provided*, *however*, that nothing contained in this Section 9.1 shall require any Party to settle any Dispute or to test the constitutionality of any Law. The Party claiming Force Majeure shall promptly notify the other Parties in writing of such event, of the steps being taken to resolve the delay and to resume performance, and of the time that the condition of Force Majeure has been alleviated.

9.2 Notices. Notices required by this Agreement shall be in writing and shall be delivered either (a) personally, (b) by registered or certified mail, postage prepaid, (c) by any reputable commercial courier service, or (d) by confirmed email, and addressed or transmitted as follows:

If to Standard Silver:

Standard Silver Corp.
1124 24th Street
Galveston, TX 77550
Attention: Wm. Chris Mathers, CFO
Telephone: (713) 542-5161
Email: cmathers@tmrcorp.com

If to Greentech:

Greentech Minerals Holdings, Inc.
123 North Henry Street Alexandria, VA 22314
Attention: John Pughe
Title: Chief Commercial Officer
Email: jpughe@gtminholdings.com

With a copy to
Laurence Garten
71 Dovecote Lane
Commack, NY 11725
Title: General Counsel
Email: lgarten@gtminholdings.com

All notices shall be effective upon actual receipt if received during the normal business hours of the receiving Party and on the next normal Business Day of the receiving Party if delivered other than during normal business hours. The Parties may change the place to which notice is to be delivered by giving written notice to the other Party in accordance with this Section 9.2.

9.3 General.

(a) This Agreement, together with all its attached Exhibits, represents the entire understanding of the Parties relating to the subject matter of this Agreement. No modification of this Agreement shall be effective unless it is in writing and is executed by the Parties.

(b) This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Any Dispute arising out of or based upon this Agreement or the interpretation thereof shall be brought in the state courts of Delaware or the federal courts of the United States, in each case located in Wilmington, Delaware, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such Dispute. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any Dispute brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any Dispute in such courts and irrevocably waive and agree not to plead or claim in any such court that any such Dispute brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY DISPUTE OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE JURY TRIAL WAIVER CONTAINED IN THIS AGREEMENT IS INTENDED TO APPLY, TO THE FULLEST EXTENT PERMITTED

BY LAW, TO ANY AND ALL DISPUTES AND CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATE TO ANY OR ALL OF THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS OF ANY KIND. THIS AGREEMENT MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS A PARTY'S WRITTEN CONSENT TO SUCH PARTY'S WAIVER OF A JURY TRIAL.

(c) This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other Entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(d) All of the covenants, conditions, and provisions of this Agreement shall run with the land and shall inure to the benefit of and be binding upon the Parties, their respective heirs, executors, administrators, successors and assigns.

(e) This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts together shall constitute one and the same agreement. The Parties agree that this Agreement may be transmitted between them by facsimile machine or an e-mailed PDF file. The Parties intend that signatures so transmitted constitute original signatures and that an agreement so transmitted containing the signatures (original, facsimile or PDF) of both Parties is binding on the Parties.

(f) No waiver of any breach of this Agreement shall be binding unless evidenced in writing, executed by the Party against whom the waiver is asserted. Any waiver shall extend only to the particular breach so waived and shall not limit any rights with respect to any future breach.

(g) Each Party shall execute such documents, assignments, endorsements, instruments and evidences of transfer and give such further assurances as shall be necessary or appropriate in connection with the performance of its obligations under this Agreement.

(h) If any term or condition contained in this Agreement shall be in conflict with or inconsistent with applicable Law, the same shall be deemed to be severable from, and shall not invalidate, the remaining terms and conditions of this Agreement. This Agreement, with any such terms and conditions so severed, shall continue in full force and effect.

(i) Any provision of this Agreement that, by its terms, is intended to survive the expiration or termination of this Agreement shall so survive such expiration or termination.

[REMAINDER OF PAGE LEFT BLANK]

Executed by the Parties to be effective as of the Effective Date.

Standard Silver Corp.

By: ______________________________
Print Name: ________________________
Title: ___________________________

Greentech Minerals Holdings, Inc.

DocuSigned by:
By: Andrew Lupton Horn
2AD9D2563891428...
Print Name: _Andrew Horn ___________
Title: _President and CEO_____________

EXHIBIT A
MINING CLAIMS

DocuSign Envelope ID: 3FE7E272-3164-44B3-93BA-4397B8379F66

Exhibit A
Mining Claims

Mining Claims are located in Sections 15, 16, 20, 21, 22, 27, 28 and 29 of T18S, R16W, Grant County, New Mexico

Legend	
Boundary of Santa Fe Gold Corp. Mining Property	= Red Outline
Patented Mining Claims	= Black, Bold
Unpatented Mining Claims	= Black, Fine



Corral
5600
5489
Prospects
Black Hawk Canyon Corral
21
22
Prospects
Alhambra Mine
Canyon
Mine Shaft
Mine Shaft
Silver Dale Spring
Dale
Silver
5833
5788

Patented Claims

Alhambra Pat #24500 , Pumpkin Pat #14012, Butternut Pat #14010, Stonewall Pat #14011, Good Hope MS #480, Black Hawk Pat #14618, Kent County Pat #18946, Surprise Pat #14162, Chicago Pat #21897, Little Rhody Pat #26419, Silver Glance Pat #15452, Extension Pat #19608, Cornucopia Pat #19466

UNPATENTED CLAIMS

Serial Number	Lead Serial Number	Claim Name	Case Type
NMMC106382	NMMC106382	NO SHOW #1	LODE
NMMC106383	NMMC106382	NO SHOW #2	LODE
NMMC106384	NMMC106382	NO SHOW #3	LODE
NMMC106385	NMMC106382	NO SHOW #4	LODE
NMMC106386	NMMC106382	NO SHOW #5	LODE
NMMC106387	NMMC106382	NO SHOW #6	LODE
NMMC106388	NMMC106382	NO SHOW #7	LODE
NMMC106389	NMMC106382	NO SHOW #8	LODE
NMMC106390	NMMC106382	NO SHOW #9	LODE
NMMC106391	NMMC106382	NO SHOW #10	LODE
NMMC106392	NMMC106382	NO SHOW #11	LODE
NMMC106393	NMMC106382	NO SHOW #12	LODE
NMMC106394	NMMC106382	NO SHOW #13	LODE
NMMC106395	NMMC106382	NO SHOW #14	LODE
NMMC106396	NMMC106382	NO SHOW #15	LODE
NMMC106397	NMMC106382	NO SHOW #16	LODE
NMMC106398	NMMC106382	NO SHOW #17	LODE
NMMC106399	NMMC106382	NO SHOW #18	LODE
NMMC106400	NMMC106382	NO SHOW #19	LODE
NMMC106401	NMMC106382	NO SHOW #20	LODE
NMMC106402	NMMC106382	RHONDA #1	LODE
NMMC106403	NMMC106382	RHONDA #2	LODE
NMMC106404	NMMC106382	RHONDA #3	LODE
NMMC106405	NMMC106382	RHONDA #4	LODE
NMMC106406	NMMC106382	RHONDA #5	LODE
NMMC106407	NMMC106382	RHONDA #6	LODE
NMMC106408	NMMC106382	RHONDA#7	LODE
NMMC106409	NMMC106382	RHONDA#8	LODE
NMMC106410	NMMC106382	RHONDA#9	LODE
NMMC106411	NMMC106382	RHONDA #10	LODE
NMMC106412	NMMC106382	RHONDA #11	LODE
NMMC106413	NMMC106382	RHONDA #12	LODE
NMMC106414	NMMC106382	RHONDA#13	LODE
NMMC106415	NMMC106382	RHONDA #14	LODE
NMMC106416	NMMC106382	RHONDA#15	LODE
NMMC106417	NMMC106382	RHONDA #16	LODE
NMMC106418	NMMC106382	RHONDA#17	LODE
NMMC106419	NMMC106382	RHONDA #18	LODE
NMMC106420	NMMC106382	PEE-U #1	LODE
NMMC109082	NMMC109082	BARITE	LODE
NMMC109083	NMMC109082	BARITE #2	LODE
NMMC109084	NMMC109082	BARITE #3	LODE
NMMC115276	NMMC115276	JODY #1	LODE
NMMC115277	NMMC115276	JODY #2	LODE
NMMC115278	NMMC115276	JODY #3	LODE
NMMC115279	NMMC115276	JODY #4	LODE
NMMC115280	NMMC115276	JODY #5	LODE
NMMC115281	NMMC115276	JODY #7	LODE
NMMC115282	NMMC115276	JODY #8	LODE
NMMC115283	NMMC115276	JODY #9	LODE

Serial Number	Lead Serial Number	Claim Name	Case Type
NMMC115284	NMMC115276	JODY #10	LODE
NMMC188086	NMMC188086	GRANADA	LODE
NMMC193678	NMMC193678	STONEWALL SURPRISE	LODD
NMMC193679	NMMC193678	ALHAMBRA EXTENSION 2	LODE
NMMC193680	NMMC193678	NO SHOW NO 21	LODE
NMMC193681	NMMC193678	NO SHOW NO 22	LODE
NMMC50356	NMMC50123	ALHAMBRA EXTENSION	LODE
NMMC50357	NMMC50123	EASY DAYS	LODE
NMMC50358	NMMC50123	OLD HOBSON	LODE
NMMC64719	NMMC64719	CONTENTION #1	LODE
NMMC64720	NMMC64719	CONTENTION #2	LODE
NMMC64721	NMMC64719	ARGENTITE #1	LODE
NMMC64722	NMMC64719	ARGENTITE #2	LODE
NMMC64723	NMMC64719	ARGENTITE #3	LODE
NMMC64724	NMMC64719	ARGENTITE #4	LODE
NMMC64725	NMMC64719	ARGENTITE #10	LODE
NMMC64726	NMMC64719	ARGENTITE #11	LODE
NMMC64727	NMMC64719	ARGENTITE #12	LODE
NMMC64728	NMMC64719	ARGENTITE #13	LODE
NMMC64729	NMMC64719	ARGENTITE #14	LODE
NMMC64730	NMMC64719	ARGENTITE #15	LODE
NMMC64731	NMMC64719	ARGENTITE #16	LODE
NMMC64732	NMMC64719	ARGENTITE #18	LODE
NMMC64733	NMMC64719	ARGENTITE #19	LODE
NMMC64734	NMMC64719	ARGENTITE #20	LODE
NMMC64735	NMMC64719	ARGENTITE #21	LODE
NMMC64736	NMMC64719	ARGENTITE #22	LODE
NMMC85992	NMMC85992	ARGENTINE #5	LODE
NMMC85993	NMMC85992	ARGENTINE #6	LODE
NMMC85994	NMMC85992	ARGENTINE #7	LODE
NMMC85995	NMMC85992	ARGENTINE #8	LODE
NMMC85996	NMMC85992	ARGENTINE #9	LODE
NMMC86004	NMMC85992	ARGENTINE #17	LODE

EXHIBIT B
EXPLORATION AND OPTION AGREEMENT

(See Attached)

MINERAL EXPLORATION AND OPTION AGREEMENT

THIS MINERAL EXPLORATION AND OPTION AGREEMENT (the "Agreement") is made and entered into as of the 7th day of October 2021 (the "Effective Date"), by and between Standard Silver Corp., a Delaware corporation ("Standard Silver"), and Santa Fe Gold Corporation, a Delaware corporation ("Santa Fe Gold"). Standard Silver and Santa Fe Gold sometimes may be referred to herein individually as a "Party" and collectively as the "Parties."

RECITALS

A. Santa Fe Gold has rights to certain patented mining claims and unpatented mining claims within the Black Hawk Mining District in Grant County, New Mexico, described in the attached Exhibit A (the "Mining Claims").

B. Standard Silver desires to obtain (i) the right during the Term to enter upon and to conduct Exploration on the Mining Claims, and (ii) the option, exercisable prior to the end of the Term, to form a limited liability company with Santa Fe Gold with respect to the development and conduct of mining operations within the Project Area (the "LLC").

C. Santa Fe Gold is willing to grant to Standard Silver the right to enter upon and to conduct Exploration on the Mining Claims, and to grant to Standard Silver the Option, upon the terms and subject to the conditions set forth in this Agreement.

AGREEMENT

NOW, THEERFORE, in consideration of the foregoing and of the mutual promises and covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Article 1
DEFINITIONS

1.1 Definitions. As used in this Agreement, the following capitalized terms have the following meanings:

"Additional Project Properties" has the meaning set forth in Section 2.2(a).

"Additional Project Properties Notice" has the meaning set forth in Section 2.2(a).

"Affiliate" means, with respect to any Entity, any other Entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Entity. For purposes of this definition, "control" (and its derivations) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an Entity, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning set forth in the Introductory Paragraph hereof, and includes any exhibits or schedules.

"Area of Interest" means an area within two miles of the circumambient boundaries of the Mining Claims.

"Defaulting Party" has the meaning set forth in Section7.1.

"Disclosing Party" has the meaning set forth in Section 6.2(a).

"Dispute" means any action, claim, counterclaim, demand, controversy, disagreement, arbitration, suit, grievance or other proceeding of any kind, whether based in contract, tort, statute, regulation, common law, civil law, or otherwise, arising out of, connected with, or related to this Agreement (including its construction, validity, interpretation, enforceability, breach or termination), including disputes regarded as such by only one of the Parties.

"Dispute Resolution Period" has the meaning set forth in Section 7.3(a).

"Effective Date" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Entity" means any individual, general partnership (including a limited liability partnership), limited partnership (including a limited liability limited partnership), limited liability company, corporation, joint venture, trust, business trust, cooperative, association or any foreign trust or foreign business organization.

"Environmental Law" means all applicable statutes, treaties, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, authorizations and similar items of all federal, state, and local governmental branches, agencies, departments, commissions, boards, bureaus or instrumentalities, having jurisdiction and all applicable judicial and administrative and regulatory decrees, judgments and orders and all covenants running with the land that relate to the protection of health or the environment whether now existing or hereafter adopted, including without limitation those that relate to Hazardous Materials or reclaiming of real property, and all obligations relating to protection of the environment arising out of any material contract or mining lease relating to the Properties.

"Examination Period" means the period of time during which Standard Silver analyzes the potential of the Mining Claims prior to defining the Project Area.

"Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of minerals, including additional drilling required after discovery of potentially commercial mineralization, feasibility analyses and related environmental compliance, the right to erect, bring and install temporary structures, machinery, equipment, tools, appliances or supplies as reasonably required, and the right to remove reasonable and non-commercial quantities of rocks, ores and minerals for the sole purpose of sampling, metallurgical testing and assaying, and the reclamation and remediation (including the removal of Hazardous Materials) related to such activities.

"Feasibility Study" means a feasibility study that complies with the requirements of National Instrument 43-101 – *Standards of Disclosure for Mineral Projects*, applicable to all companies listed on a Canadian stock exchange, as the same may be amended from time to time

prepared by an independent third party selected by Standard Silver and reasonably acceptable to Santa Fe Gold, that identifies the economics for mining operations in the Project Area and that is used by Standard Silver and its Affiliates to make a decision to exercise the Option.

"Force Majeure" is defined in Section 10.1.

"Governmental Authorities" means any (a) nation, state, country, or other jurisdiction of any nature, (b) national, transnational, federal, state, provincial, prefecture, tribal, local, municipal, foreign, or other government, governmental, or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), or (c) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

"Hazardous Materials" means any substance: (a) the presence of which requires reporting, investigation, removal or remediation under any Environmental Law, including mine tailings, waste dumps and other materials; (b) that is defined as a "hazardous waste," "hazardous substance" or "pollutant" or "contaminate" under any Environmental Law; (c) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Law; (d) the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property; (e) that contains gasoline, diesel fuel or other petroleum hydrocarbons; or (f) that contains PCBs, asbestos or urea formaldehyde foam insulation.

"Indemnified Parties" has the meaning set forth in Section 7.4.

"Indemnifying Party" has the meaning set forth in Section 7.4.

"Information and Data" means non-interpretive data, including maps (including blasthole maps topographic base maps and land status maps), mine plans, geologic information, geophysical information, geochemical reports, drilling data with survey coordinates and elevations, and metallurgical test data and reports, title documents, feasibility reports, assay data, reports, baseline data and approved Permits, and other information.

"Land Holding Payments" means all costs and expenses incurred in holding and maintaining any interest in the Project Area, such costs and expenses to include all costs and expenses incurred in maintaining the unpatented mining claims in the Project Area (including the Unpatented Mining Claims), whether through the performance of assessment work, the payment of claim maintenance fees, or otherwise; all taxes levied against the Project Area or any interest in the Project Area that become due and payable during the Term.

"Laws" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, formal interpretation, or other requirement or rule of law of any Governmental Authority.

"Liability" means any and all loss, damage, injury, expense (including reasonable fees of attorneys and experts through any trial and on appeal), claim, fine, order, penalty, demand, or liability.

"Lien" means any lien, pledge, mortgage, deed of trust, hypothecation, security interest, charge, claim, easement, right-of-way, restriction, surface use agreement, imperfection of title, encroachment or other similar encumbrance.

"LLC" has the meaning set forth in Recital B.

"LLC Agreement" means a limited liability company agreement for the formation of the LLC, in a form mutually agreeable to by the Parties, which the Parties will undertake good faith efforts to prepare.

"Memorandum" means the memorandum of agreement summarizing the terms of this Agreement attached as Exhibit B, which will be executed concurrently with this Agreement and which may be filed or recorded by Standard Silver, at its expense.

"Mining Claims" has the meaning set forth in Recital A.

"Non-Defaulting Party" has the meaning set forth in Section 7.1.

"Notice of Default" has the meaning set forth in Section 7.1.

"Option" has the meaning set forth in Section 3.1.

"Option Closing" means the closing that will occur if Standard Silver exercises the Option during the Term.

"Option Exercise Notice" has the meaning set forth in Section 3.2.

"Parties" or "Party" has the meaning set forth in the Introductory Paragraph of this Agreement, and includes their respective successors and permitted assigns.

"Permit" means any permit, license, approval, consent, ruling, authorization, certification, exemption, variance, notification, waiver, right-of-way, surface use agreement, clearance or registration by or with a Governmental Authority or other third parties.

"Project Area" means an area of approximately 80 contiguous acres within the Mining Claims and the Area of Interest as determined by Standard Silver, that will be the subject of the Feasibility Study.

"Receiving Party" has the meaning set forth in Section 6.2(a).

"Representatives" means, with respect to an Entity, its officers, directors, partners, members, employees, attorneys, and accountants, agents and representatives.

"Santa Fe Gold" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Santa Fe Gold Information and Data" means Information and Data obtained by or on behalf of Santa Fe Gold and its Affiliates that relate to the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold.

"Standard Silver" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Standard Silver Information and Data" means Information and Data developed by or on behalf of Standard Silver that relate to the Mining Claims as developed during the Examination Period, the Feasibility Study or the Additional Project Properties to the extent held by Standard Silver.

"Term" has the meaning set forth in Section 5.1.

"Transaction Documents" means the LLC Agreement, the Memorandum, and any other documents or instruments related to the transactions contemplated in this Agreement.

"Transfer" means the direct or indirect sale, exchange, assignment, lease, transfer, disposition, mortgage, pledge or encumbrance, in whole or in part, by operation of Law or otherwise, of a direct or indirect interest in the Project Area or this Agreement, including a change in control of a Party or of a permitted assignee of a Party.

"Unpatented Claims" has the meaning set forth in Section 4.2(a).

1.2 Interpretation. In this Agreement:

(a) This Agreement shall control over any terms and conditions of any documentation submitted by either Party that varies with or conflicts with this Agreement. Acceptance is limited to the terms stated in this Agreement, and any additional or different terms hereby are rejected unless expressly agreed to in writing by the Parties.

(b) This Agreement shall be construed according to its fair meaning, as a whole, as if the Parties had prepared it jointly, not as if prepared by one of the Parties, and as if each Party was represented by competent counsel.

(c) Unless the context otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural; (ii) references to one gender include the other gender; (iii) the words "include," "includes," and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words "without limitation"; (iv) the terms "hereof," "herein," "hereunder," "hereto," and similar terms refer to the Contract and not to any particular provision of the Contract; (v) "or" is used in the inclusive sense of "and/or"; (vi) if a word or phrase is defined, then its other grammatical or derivative forms have a corresponding meaning; (vii) a reference to an agreement or document (including a reference to this Agreement) is to the agreement or document as amended, supplemented, modified, restated, or replaced, except to the extent prohibited by this Agreement or such other agreement or document; (viii) a reference to a statute, code, act, legislation, ordinance, or to a provision thereof includes a modification, amendment, or substitution thereof, the rules and regulations promulgated thereunder, and the formal interpretations issued in accordance therewith; (ix) unless otherwise stated, words that have a well-known technical, engineering or mining industry meaning are used in accordance with such recognized meaning; (x) unless otherwise specified, the terms "day" and "days" mean and refer to calendar day(s); (xi) unless

otherwise specified, the terms "month" and "months" mean and refer to calendar month(s); and (xii) unless otherwise specified, the terms "year" and "years" mean and refer to calendar year(s).

(d) Unless otherwise specified, if any provision of this Agreement contemplates that the Parties shall negotiate or agree to any matter after the date of this Agreement, then such provision shall be construed to include an obligation of the Parties to negotiate to reach an agreement in good faith within the terms and intent of this Agreement and to confirm such agreement in writing.

(e) Unless otherwise specified, any reference to any document, instrument or agreement includes and incorporates all exhibits, schedules and other attachments thereto.

(f) Unless otherwise specified, all references to Articles, Sections, Schedules and Exhibits are to the Articles, Sections, Schedules and Exhibits of this Agreement.

(g) The headings of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE 2
EXPLORATION RIGHT

2.1 Mining Claims. Commencing on the Effective Date and continuing through the Examination Period, Santa Fe Gold hereby grants to Standard Silver the sole and exclusive right to enter upon the Mining Claims, and the sole and exclusive right to conduct such Exploration on the Mining Claims, subject only to this Agreement and any limitations imposed by applicable Permits and any applicable Laws, including any Environmental Law or regulation, as is necessary to identify and define the Project Area.

2.2 Project Area.

(a) Standard Silver will evaluate the Mining Claims and the Area of Interest to determine the Project Area. Standard Silver will inform Santa Fe Gold in writing (the "Additional Project Properties Notice") of the properties outside of the Mining Claims within the Area of Interest that Standard Silver determines should be included in the Project Area (the "Additional Project Properties"). Santa Fe Gold shall have the right to acquire the Additional Project Properties. If Santa Fe Gold determines not to acquire the Additional Project Properties within ten days of receipt of the Additional Project Properties Notice, then the Parties shall determine whether the Additional Project Properties shall be acquired jointly, or whether Standard Silver will acquire the Additional Project Properties. Regardless of how acquired, the Additional Project Properties shall be included in the Project Area.

(b) Commencing on the date of acquisition of any Additional Project Properties in whole or in part by Santa Fe Gold and continuing through the Term, Santa Fe Gold hereby grants to Standard Silver the sole and exclusive right to enter upon such Additional Project Properties, and the sole and exclusive right to conduct Exploration on such Additional Project Properties, subject only to this Agreement and any limitations imposed by applicable Permits and any applicable Laws, including any Environmental Law or regulation.

2.3 Conduct of Exploration.

(a) Standard Silver shall conduct Exploration within the Project Area. Exploration by Standard Silver shall be conducted in a good and minerlike manner and in compliance with applicable Laws, including Environmental Laws and Permits, and this Agreement.

(b) Standard Silver shall be solely responsible for conducting all Exploration on or with respect to the Project Area during the Term and shall have full control, authority, and responsibility for all Exploration to be conducted within the Project Area. Standard Silver shall conduct or have conducted Exploration within the Project Area in order to prepare, or have prepared, the Feasibility Study.

(c) In conducting Exploration within the Project Area, Standard Silver shall be responsible for all oversight of the Project Area and activities undertaken by or on behalf of Standard Silver, including engineering, environmental, and social oversight and monitoring. Standard Silver shall conduct or cause to be conducted Exploration within the Project Area, including reclamation, remediation and the removal of Hazardous Materials, and shall safeguard and maintain, or cause to be safeguarded and maintained, the Project Area in compliance with all applicable Laws, including Environmental Laws.

(d) Standard Silver shall furnish and bear the expense of all Exploration within the Project Area and all associated Permitting and bonding required in connection with such Exploration. During the Term, Standard Silver shall obtain in its name the Permits, bonds, and approvals necessary for the conduct of Exploration.

(e) Standard Silver shall store and dispose of Hazardous Materials used in Exploration within the Project Area in accordance with applicable Environmental Laws. Standard Silver shall not dispose of any Hazardous Materials within the Project Area except in accordance with applicable Environmental Laws.

2.4 Reclamation Obligations. Standard Silver shall be solely responsible for all environmental Liabilities and reclamation obligations resulting from its Exploration during the Term (including with respect to Hazardous Materials) to the extent caused by Standard Silver or its Affiliates or its to their respective Representatives.

2.5 Cooperation. Prior to the end of the Term, Santa Fe Gold, acting reasonably, shall cooperate with Standard Silver, when requested by Standard Silver, in obtaining Permits related to Exploration on the Mining Claims and the Additional Project Properties, to the extent held by Santa Fe Gold and in the conduct of such Exploration.

2.6 Insurance. Standard Silver shall obtain and maintain during the Term policies of insurance of the types and in the amounts customary in the mining industry for the conduct of Exploration as contemplated in this Agreement.

2.7 Access to Information and Data.

(a) At all reasonable times during the Term, Santa Fe Gold shall make available to Standard Silver and its Affiliates, its and their respective Representatives for review and copying, any and all Santa Fe Gold Information and Data. The Santa Fe Gold Information and Data are provided to Standard Silver on an "as is, where is" basis. Neither Santa Fe Gold nor its Affiliates makes any representation or warranty of any kind whatsoever as to the accuracy or completeness of the Santa Fe Gold Information and Data.

(b) Santa Fe Gold, upon written request to Standard Silver, shall have the right to access Standard Silver Information and Data for review and copying. Standard Silver shall grant such access at all reasonable times during the Term. The Standard Silver Information and Data are provided to Santa Fe Gold on an "as is, where is" basis. Neither Standard Silver nor its Affiliates makes any representation or warranty of any kind whatsoever as to the accuracy or completeness of the Standard Silver Information and Data.

2.8 Meetings. If requested by Santa Fe Gold, the Parties will meet at a time and place convenient to the Parties to discuss the status of Exploration and Standard Silver's progress with respect to the Feasibility Study; *provided* that any such meeting shall not occur more frequently than once every calendar quarter.

2.9 Physical Inspections. Santa Fe Gold or its Affiliates may inspect Standard Silver's Exploration on the Mining Claims and the Additional Project Properties held by Santa Fe Gold at any reasonable time provided that neither Santa Fe Gold nor its Affiliates shall interfere with or obstruct Exploration on such Mining Claims and Additional Project Properties. Any such inspection shall be in full compliance with all applicable safety Laws and the reasonable safety and related rules and restrictions employed by Standard Silver. Any such inspection shall be at the risk and expense of Santa Fe Gold and its Affiliates.

ARTICLE 3
OPTION

3.1 Grant of Option. Santa Fe Gold hereby grants to Standard Silver the sole and exclusive right and option during the Term to form the LLC in accordance with the LLC Agreement (the "Option").

3.2 Option Exercise. Standard Silver has the right to exercise the Option at any time during the Term upon not less than 60 days prior written notice to Santa Fe Gold (the "Option Exercise Notice").

3.3 Option Closing. If Standard Silver exercises the Option, then at the Option Closing:

(a) Standard Silver shall deliver to Santa Fe Gold a copy of the Feasibility Study;

(b) The Parties shall form an LLC of which Standard Silver initially will own 50.5% of the membership interests and Santa Fe Gold will initially own 49.5% of the membership interests;

(c) The Parties shall execute an LLC Agreement with respect to the LLC;

(d) Santa Fe Gold shall Transfer to the LLC the Mining Claims, the Additional Project Properties to the extent held by Santa Fe Gold, and the Santa Fe Gold Information and Data;

(e) Standard Silver shall Transfer to the LLC the Additional Project Properties to the extent held by Standard Silver, the Standard Silver Information and Data, and the Feasibility Study;

(f) The Parties will record a release of the Memorandum;

(g) The Parties will execute any other documents or instruments necessary to organize the LLC; and

(h) This Agreement shall terminate, except as expressly provided herein.

ARTICLE 4
REPRESENTATIONS

4.1 Mutual Representations. Each Party represents to the other on the Effective Date and on the Option Closing that:

(a) It is an Entity duly organized and validly existing in the jurisdiction of its incorporation and is qualified to do business and in good standing to conduct business in the jurisdictions where it conducts business, except to the extent that such failure to qualify does not adversely affect its ability to perform its obligations under this Agreement.

(b) It has the corporate power and authority and has taken all necessary corporate action to authorize the execution and delivery of this Agreement, and, as applicable, the Transaction Documents and to undertake the performance by it of its respective obligations under this Agreement and the applicable Transaction Documents, and has obtained all necessary consents of the applicable Governmental Authorities for entering into this Agreement and the applicable Transaction Documents and the performance of its obligations under this Agreement and the applicable Transaction Documents.

(c) This Agreement and the applicable Transaction Documents, when executed and delivered by each respective Party, shall have been duly executed and delivered on behalf of each such Party and shall constitute valid and binding obligations of each Party enforceable against it in accordance with the terms of this Agreement and the applicable Transaction Documents (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar Laws of general applicability relating to or affecting creditors' rights and to the availability of equitable remedies) and will not result in any violation of, or any default under, any other agreement to which such Party or its Affiliates is a Party, including without limitation any agreement or obligation relating to the Mining Claims.

(d) Neither it nor any of its Representatives has dealt or consulted with any real estate broker or agent in connection with the transactions contemplated in this Agreement or the applicable Transaction Documents.

4.2 Additional Representations by Santa Fe. Santa Fe Gold represents to Standard Silver as of the Effective Date and as of the Option Date with regard to the Mining Claims, and as of the Option Closing with regard to the Additional Project Properties in which Santa Fe Gold has an ownership interest as follows:

(a) Except as provided in Exhibit A, Santa Fe Gold owns or otherwise has legal or beneficial rights to the Mining Claims and the portion of the Additional Project Properties owned in whole or part by Santa Fe Gold free and clear of any Liens except, with respect to the unpatented mining claims included in the Project Area (the "Unpatented Claims"), the paramount title of the United States. Santa Fe Gold has not received any notices from the United States that the Unpatented Claims are not valid. The Unpatented Claims to the extent held by Santa Fe Gold are valid and all payments and other obligations due with respect to the Unpatented Claims prior to the Effective Date have been timely and properly paid or performed. All taxes due and owing prior to the Effective Date with respect to the patented mining claims included in the Mining Claims have been timely and properly paid, except for taxes being contested in good faith pursuant to proper proceedings. The Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold are free and clear of all defects in title (other than of public record).

(b) Santa Fe Gold has not received written notice of any pending or threatened Disputes involving the Mining Claims the Additional Project Properties to the extent held by Santa Fe Gold, and Santa Fe Gold has not received any written notice of violation or claim from applicable Governmental Authorities alleging any violation of any Law or Permit, including any Environmental Law, relating to the Mining Claims or the Additional Project Properties to the extent held by Santa Fe Gold.

(c) Except for ongoing reclamation obligations under the existing Permits, Santa Fe Gold has no contractual commitments or obligations which relate to or affect the Mining Claims or the Additional Project Properties to the extent held by Santa Fe Gold.

(d) Santa Fe Gold owns, or otherwise has valid rights to, the Santa Fe Gold Information and Data.

(e) Except for the rights granted to Standard Silver under this Agreement, Santa Fe Gold is not under any obligation to Transfer, and during the Term will not Transfer or enter into any obligation to Transfer, any interest in or to the Mining Claims or the Additional Project Properties to the extent held by Santa Fe Gold prior to the earlier of (i) the end of the Term, and (ii) the Option Closing.

4.3 Additional Representations by Standard Silver. Standard Silver represents to Santa Gold as of the Option Closing with regard to the portion of the Additional Project Properties in which Standard Silver has an ownership interest as follows:

(a) Standard Silver owns or otherwise has legal or beneficial rights to the Additional Project Properties to the extent held by Standard Silver free and clear of any Liens except, with respect to the Unpatented Claims to the extent held by Standard Silver, the paramount title of the United States. Standard Silver has not received any notices from the United States that the Unpatented Claims to the extent held by Standard Silver are not valid. The Unpatented Claims to the extent held by Standard Silver are valid and all payments and other obligations due with respect to the Unpatented Claims to the extent held by Standard Silver prior to the Option Closing have been timely and properly paid or performed. The Additional Project Properties to the extent held by Standard Silver are free and clear of all defects in title (other than of public record).

(b) Standard Silver has not received written notice of any pending or threatened Disputes involving the Additional Project Properties to the extent held by Standard Silver, and Standard Silver has not received any written notice of violation or claim from applicable Governmental Authorities alleging any violation of any Law or Permit, including without limitation any Environmental Law, relating to the Additional Project Properties to the extent held by Standard Silver.

(c) Except for ongoing reclamation obligations under the existing Permits, Standard Silver has no contractual commitments or obligations which relate to or affect the Additional Project Properties to the extent held by Standard Silver.

(d) Standard Silver owns, or otherwise has valid rights to, the Standard Silver Information and Data and the Feasibility Study.

(e) Except for the rights granted to Santa Fe Gold under this Agreement, Standard Silver is not under any obligation to Transfer, and during the Term will not Transfer or enter into any obligation to Transfer, any interest in or to the Additional Project Properties to the extent held by Standard Silver prior to the earlier of (i) the end of the Term, and (ii) the Option Closing.

4.4 Disclosures. Each of the Parties represents and warrants to the other that it is unaware of any material facts or circumstances which have not been disclosed in this Agreement and which should be disclosed to the other Party in order to prevent the representations in this Article 4 from being misleading in any material respect.

4.5 No Partnership. Nothing contained in this Agreement shall be deemed to constitute either Party the partner of the other or, except as otherwise expressly provided, to constitute either Party the agent or legal representative of the other or to create any fiduciary relationship between them. The Parties do not intend to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. Neither Party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Party, except as otherwise expressly provided herein.

4.6 Other Activities. Except as expressly provided in this Agreement, each of the Parties may be engaged on its own behalf and on behalf of Entities other than the Parties in the general mining business and each of the Parties hereby consents to such involvement by the

other without consulting the other Party or inviting or allowing the other Party to participate. Except as expressly provided in this Agreement, the legal doctrine of "corporate opportunity" sometimes applied to persons occupying a fiduciary status shall not apply in the case of any endeavor of either Party.

4.7 Waiver and Survival. The representations and warranties contained in Sections 4.1, 4.2, and 4.3 are for the exclusive benefit of the Party to which such representations and warranties are given, have been relied upon by the Party to which such representations and warranties are given in entering into this Agreement, and a breach of any one or more thereof may be waived by the Party to which they are given in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty.

ARTICLE 5
TERM AND TERMINATION

5.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue until terminated on the earlier of (a) written notice by Standard Silver to Santa Fe Gold that Standard Silver has ceased conducting Exploration on the Mining Claims or the Project Area, and (b) the Option Closing (the "Term").

5.2 Effect of Termination. Following the termination of this Agreement:

(a) Standard Silver promptly shall cease Exploration on the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold, and shall remove from the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold all buildings, plant, equipment, machinery, tools, appliances and supplies which Standard Silver may have brought on the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold during the Term.

(b) Within 30 days of the date of termination:

(i) Standard Silver shall provide Santa Fe Gold with copies of Standard Silver Information and Data. In addition, Standard Silver shall return to Santa Fe Gold, or destroy (at the option of Santa Fe Gold), all Santa Fe Information and Data received by Standard Silver from Santa Fe Gold; and

(ii) Santa Fe Gold shall return to Standard Silver, or destroy (at the option of Standard Silver), all Standard Silver Information and Data received by Santa Fe Gold from Standard Silver, including any copies of the Feasibility Study and any Information and Data related to the Feasibility Study.

(c) Standard Silver shall record the documentation required to release the Memorandum.

(d) Standard Silver shall leave the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold in a safe condition in accordance with applicable Laws.

5.3 Survival. Notwithstanding any other provisions of this Agreement, if this Agreement is terminated, the provisions of Sections 5.2 and 7.4 and Articles 1, 6 and 10 (subject to any time limitations referred to therein) shall survive such termination and remain in full force and effect, along with any other provisions of this Agreement which expressly or by their nature survive the termination hereof.

ARTICLE 6
CONFIDENTIALITY

6.1 Confidentiality of Agreement. Except for the recording of the Memorandum or as provided in Section 6.3, no Party may disclose the existence or terms of this Agreement without the prior written consent of the other Party, which consent shall be at the other Party's sole discretion; provided that a Party may make such disclosures (a) to Affiliates and Representatives who or which have a need to know such information, and (b) as, in the opinion of its counsel, are required by any applicable Laws, stock exchange rule, existing contract or legal process; *provided, however*, that in case of disclosure under Section 6.2(b), the disclosing Party shall promptly notify the other Party of such request or requirement, so that the other Party may seek an appropriate protective order or waive compliance with the Agreement. In the absence of a protective order or the receipt of a waiver, the disclosing Party will give the other Party written notice (unless prohibited by Law) of the information to be disclosed as far in advance as practicable and exercise all reasonable efforts to obtain reliable assurance that confidential treatment shall be afforded to that information.

6.2 Confidentiality of Information and Data.

(a) With respect to any Information and Data of a Party (as applicable, the "Disclosing Party") disclosed to the other Party (as applicable, the "Receiving Party"), each Receiving Party agrees to keep the Information and Data of the Disclosing Party confidential and not to disclose the Information and Data of the Disclosing Party to any Entity other than (i) its Affiliates and its and their Representatives who have a need to know; (ii) its outside mining and engineering consultants involved in Exploration within the Project Area; (iii) potential purchasers of the Disclosing Party's interest in the Mining Claims, the Additional Project Properties or in this Agreement; (iv) lenders or financial advisors who have a bona fide need to have access to the Information and Data of the Disclosing Party in connection with the financing of Exploration within the Project Area; and (v) such other Entities as the Parties jointly agree in writing may receive the Information and Data of the Disclosing Party (which agreement may be withheld for any reason or for no reason). Prior to any such disclosure, the applicable Receiving Party will inform the Entity receiving Information and Data of the Disclosing of the confidentiality provisions of this Agreement. The applicable Receiving Party will be responsible and liable for the disclosure in violation of this Agreement of Information and Data of the Disclosing by an Entity to whom or to which such Receiving Party provided Information and Data of the Disclosing Party pursuant to this Section 6.2(a).

(b) The Receiving Party may disclose the Information and Data of the Disclosing Party as may be required by judicial, administrative, or governmental proceeding, whether or not made pursuant to a valid subpoena or applicable order or as otherwise required by Law or the rules of any stock exchange; provided that any disclosure made pursuant to Law shall

be strictly limited in scope and content to the extent possible given the requirements of legal compliance, and subject to each Party's reasonable prior review and revision.

(c) Nothing in this Agreement shall affect a Receiving Party's rights to use, disclose or retain any of the Information and Data of the Disclosing Party which (i) is in the public domain or later enters the public domain other than by a breach by the Receiving Party or any of its agents of any of the obligations of the Receiving Party under this Agreement, (ii) is disclosed to either a Receiving Party or the general public by a third party which is in rightful possession of the Information and Data of the Disclosing Party in circumstances where the disclosure violated no confidentiality obligations, or (iii) the Receiving Party can demonstrate by contemporaneous written documentation was in its possession on a non-confidential basis prior to the time of disclosure.

6.3 Press Releases and Other Disclosures. If a Party desires to make public announcements, press releases, or other disclosure to the general public, to be issued by such Party regarding the Agreement and all matters related to the Agreement, it shall provide to the other Parties, to the extent feasible, copies for review and comment at least 3 business days in advance. Each Party shall act in good faith to accommodate the suggestions of the other Parties; provided that each Party shall be entitled to make such announcements and disclosures as are, in the opinion of its counsel, required by Law or the rules of any stock exchange.

ARTICLE 7
DEFAULT AND CURE; INDEMNIFICATION

7.1 Default in Performance of Obligations. If a Party (as applicable, the "Non-Defaulting Party") believes that another Party (as applicable, the "Defaulting Party") is in default in the observance or performance of any of its covenants or obligations hereunder, the Non-Defaulting Party shall give the Defaulting Party written notice of default (a "Notice of Default"), which Notice of Default will describe in reasonable detail the nature of the default.

7.2 Opportunity to Cure. Except as otherwise provided in this Agreement, the Defaulting Party shall have a reasonable time of not more than 30 days within which to remedy such default or, with respect to a default which cannot be cured within the 30-day period, to commence within the 30 days such action as may be necessary to remedy such default and to diligently prosecute such action until the default is cured. Unless the Defaulting Party shall so comply or commence to comply, this Agreement may be terminated at the option of the Non-Defaulting Party, and the Non-Defaulting Party may seek such other remedies as it might have in Law or in equity.

7.3 Disagreement Over Alleged Default.

(a) In the event the Defaulting Party believes that it is not in default, the Defaulting Party may give written notice to the Non-Defaulting Party within such 30-day period, as applicable, setting forth in reasonable detail the reasons why the Defaulting Party believes that it is not in default. Upon receipt of a Notice of Default, the Parties shall attempt in good faith to resolve promptly through negotiation any Dispute arising out of or relating to this Agreement for a period of 30 days after the date of the Notice of Default (the "Dispute Resolution Period"). If

the Dispute is not resolved within the Dispute Resolution Period, then the Parties the Dispute shall be subject to Section 10.3(c).

(b) The Dispute Resolution Period may be reasonably extended or shortened by agreement of the Parties. Each Party shall bear its costs with regard to any Dispute, including pursuant to Section 10.3(c).

7.4 Indemnification. Subject to the provisions of this Agreement, each Party (as applicable, the "Indemnifying Party") assumes responsibility for the work done by it and its Affiliates and its and their respective Representatives on the Mining Claims and the Additional Project Properties and specifically shall indemnify, defend and hold harmless each of the other Parties and its and their Affiliates and its and their respective Representatives (as applicable, the "Indemnified Parties") for and on account of any Liability that may be asserted against any one or more of the Indemnified Parties as a result of any Dispute commenced or asserted by any Entity (including without limitation any Governmental Authority), arising out of or related to activities and operations (including Exploration) on the Mining Claims and the Additional Project Properties by or on behalf of the Indemnifying Party, including without limitation (a) any violation of applicable Law, including any Environmental Law, in connection with the Indemnifying Party's activities and operations on the Mining Claims and the Additional Project Properties (including any release of Hazardous Materials) and, in the case of Santa Fe Gold, with respect to operations on the Mining Claims prior to the Effective Date (unless otherwise specifically set forth in this Agreement); and (ii) any breach of the Indemnifying Party's representations, warranties or obligations under this Agreement. The rights of the Indemnified Parties hereunder shall apply except to the extent such Liability may have been occasioned, brought about, or caused by the Indemnified Parties or any negligence, fault, strict liability, acts or omissions of the Indemnified Parties.

ARTICLE 8
ASSIGNMENTS AND TRANSFERS

8.1 Assignment by Standard Silver. Standard Silver may Transfer all or a portion of its interests under the Additional Project Properties to the extent held by Standard Silver and not included in the Project Area, or this Agreement, without the consent of Santa Fe Gold. If Standard Silver desires to Transfer all or a portion of its interests under this Agreement, then Standard Silver shall provide Santa Fe Gold notice of such Transfer.

8.2 Assignment by Santa Fe Gold.

(a) Santa Fe Gold may only Transfer all, but not less than all, of its interests under this Agreement to a third party upon the written consent of Standard Silver, which consent shall not be withheld, modified or delayed unreasonably. If Santa Fe Gold desires to Transfer this Agreement to a third party, then Santa Fe Gold shall give Standard Silver written notice of such intent at least 30 days in advance of its desire to Transfer.

(b) Santa Fe Gold shall not Transfer, in whole or in part, the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold within the Project Area without the prior written consent of Standard Silver, which consent shall not be withheld,

modified or delayed unreasonably; *provided* that the Entity to whom or to which the Mining Claims and the Additional Project Properties to the extent held by Santa Fe old are Transferred: (i) agrees to abide by the terms and conditions of this Agreement and the Transaction Documents in instruments in writing satisfactory to Standard Silver, acting reasonably; and (ii) has the financial capability to satisfy its obligations under this Agreement and the LLC Agreement, as determined to the reasonable satisfaction of Standard Silver.

8.3 Permitted Transfers.

(a) Any Party may Transfer this Agreement to an Affiliate with out the consent of the other Party; *provided* that the Party intending to Transfer this Agreement to an Affiliate shall provide the other Party 30 days advance written notice of any such Transfer.

(b) Any permitted Transfer shall be expressly subject to this Agreement and to all rights of the Parties under this Agreement. No Transfer shall operate to enlarge the obligations or diminish the rights of a Party under this Agreement. No Transfer shall be binding upon a Party for any purpose until the Party making the Transfer has furnished the other Party with the instrument or instruments constituting the undertaking in Sections 8.1 or 8.2.

8.4 Void Transfers. Any attempted Transfer in violation of Sections 8.1, 8.2, or 8.3, whether by agreement or by operation of Law, shall be void.

ARTICLE 9
MAINTENANCE OF PROPERTIES; DEFENSE OF TITLE

9.1 Obligations of the Parties.

(a) During the Term, Standard Silver will timely fund or make all Land Holding Payments for the patented mining claims and the Unpatented Claims within the Project Area and the Additional Project Properties to the extent held by Santa Fe Gold. Standard Silver shall, upon Santa Fe Gold's request, provide Santa Fe Gold with evidence of all payments made. Standard Silver shall always have the right to contest, in the courts or otherwise, any issue related to the Land Holding Payments for the patented mining claims and the Unpatented Claims within the Project Area and the Additional Project Properties to the extent held by Santa Fe Gold; *provided* that Standard Silver makes such Land Holding Payments during the pendency of any such contest. Notwithstanding the foregoing, Standard Silver shall not permit any part of the patented mining claims or the Unpatented Claims, or the Additional Project Properties to the extent held by Santa Fe Gold, to be lost as the result of the failure to make a Land Holding Payment so long as the affected patented mining claims, Unpatented Claims and Additional Project Properties to the extent held by Santa Fe Gold remain subject to this Agreement.

(b) During the Term, Santa Fe Gold shall have the right, but not the responsibility, to make any Land Holding Payments in the event that Standard Silver fails to make such Land Holding Payments as set forth in Section 9.1(a) when due. Santa Fe Gold shall provide Standard Silver with evidence of all such Land Holding Payments made by Santa Fe Gold, and Standard Silver promptly shall reimburse Santa Fe Gold for such Land Holding Payments made by Standard Silver.

(c) No Party shall Transfer or cause or allow a Lien created by or against it to be placed against this Agreement or the properties within the Project Area to the extent owned or held by it nor grant any other right in or to the properties within the Project Area except as expressly provided in this Agreement.

9.2 Title Defects, Defense, and Protection.

(a) If in Standard Silver's reasonable opinion (i) Santa Fe Gold's title to all or any part of the Mining Claims is defective, is encumbered or is less than as represented in this Agreement; or (ii) Santa Fe Gold's title, as so represented, is contested or challenged by any Entity (including a Governmental Authority), and Santa Fe Gold is unable or unwilling promptly to correct the alleged defect, encumbrance, or impairment; then Standard Silver shall have the right to terminate this Agreement without further obligation, but only with respect to such properties or shall have the right, but not the obligation, to attempt to perfect or defend Santa Fe Gold's title. If Standard Silver elects to perfect or defend Santa Fe Gold's title, then Standard Silver shall not be liable to Santa Fe Gold in the event that Standard Silver is unsuccessful in, withdraws from, or discontinues litigation or other curative work. Time being of the essence, if Standard Silver does attempt to perfect or defend Santa Fe Gold's title, then Santa Fe Gold shall execute all documents and shall take such other commercially reasonable actions as are reasonably necessary to assist Standard Silver in its efforts. Any improvement or perfection of title to the Mining Claims shall inure to the benefit of Standard Silver and Santa Fe Gold in the same manner and to the same extent as if such improvement or perfection has been made prior to the execution of this Agreement.

(b) If title is, in Standard Silver's reasonable opinion, defective, encumbered, materially less than as represented in this Agreement, then the costs and expenses of perfecting or defending title may be taken into account in determining the relative percentage ownership of Standard Silver and Santa Fe Gold in the LLC, including adjustment of the ownership percentages in Section 3.3(b).

ARTICLE 10
MISCELLANEOUS

10.1 Force Majeure. No Party shall be liable to any other Party, and no Party shall be deemed in default under this Agreement, for any failure or delay to perform any of its covenants and agreements when such performance is prevented by Force Majeure. For the purposes of this Agreement, "Force Majeure" means any cause not within the control of the Party, despite reasonable commercial efforts, including that performance of the covenants violates any Law of any governmental (civil or military) agency or authority, including all Governmental Authorities claiming jurisdiction over the issuance of Permits, opposition or litigation initiated by local or national non-governmental interest groups or individuals opposed to the project, or contrary to any written agreement concerning the Mining Claims and the Additional Project Properties. Such causes shall also include acts of God, acts of the public enemy, riots, fire, storm, flood, explosion, government restriction, failure to obtain on reasonable terms any Permits, authorizations or approvals required from Governmental Authorities, including environmental protection agencies, despite diligent attempts and the timely provision to such authorities of all information lawfully requested, lack of available equipment, qualified personnel or materials or

other causes beyond the reasonable control of the affected Party, whether of the kind enumerated above or otherwise and whether foreseen, foreseeable or unforeseeable. So far as possible, the Party affected will make all reasonable steps to remedy the delay caused by the events referred to above as soon as feasible; *provided, however*, that nothing contained in this Section 10.1 shall require any Party to settle any Dispute or to test the constitutionality of any Law. The Party claiming Force Majeure shall promptly notify the other Parties in writing of such event, of the steps being taken to resolve the delay and to resume performance, and of the time that the condition of Force Majeure has been alleviated.

10.2 Notices. Notices required by this Agreement shall be in writing and shall be delivered either (a) personally, (b) by registered or certified mail, postage prepaid, (c) by any reputable commercial courier service, and addressed or transmitted as follows:

If to Standard Silver:

Standard Silver Corp.
ATTN: Dan Gorski
7 Copano Point Rd
Rockport, TX 78382
Telephone: (915) 539-5494
Email: dgorski@tmrcorp.com

With a copy to Santa Fe Gold.

If to Santa Fe Gold:

Santa Fe Gold Corporation
ATTN: Stephen Antol
PO Box 25201
Albuquerque, NM 87125-0201
Telephone: (505) 255-4852
Email: antolstehen@gmail.com

With a copy to Standard Silver.

All notices shall be effective upon actual receipt if received during the normal business hours of the receiving Party and on the next normal business day of the receiving Party if delivered other than during normal business hours. The Parties may change the place to which notice is to be delivered by giving written notice to the other Party in accordance with this Section 13.2.

10.3 General.

(a) The Parties agree that this Agreement shall not be filed or recorded, but Standard Silver may file or record the Memorandum.

(b) This Agreement, together with all its attached Exhibits, represents the entire understanding of the Parties relating to the subject matter of this Agreement. No modification of this Agreement shall be effective unless it is in writing and is executed by the Parties.

(c) This Agreement shall be governed by and construed in accordance with the Laws of the State of New Mexico without giving effect to any choice or conflict of law provision or rule of any any other jurisdiction. Any Dispute arising out of or based upon this Agreement or the interpretation thereof shall be brought in the courts of the State of New Mexico or the federal courts of the United States, in the District of New Mexico and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such Dispute. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any Dispute brought in any such court. The Parties

irrevocably and unconditionally waive any objection to the laying of venue of any Dispute in such courts and irrevocably waive and agree not to plead or claim in any such court that any such Dispute brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY DISPUTE OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE JURY TRIAL WAIVER CONTAINED IN THIS AGREEMENT IS INTENDED TO APPLY, TO THE FULLEST EXTENT PERMITTED BY LAW, TO ANY AND ALL DISPUTES AND CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATE TO ANY OR ALL OF THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS OF ANY KIND. THIS AGREEMENT MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS A PARTY'S WRITTEN CONSENT TO SUCH PARTY'S WAIVER OF A JURY TRIAL.

(d) As to any provision in this Agreement, the Parties do not intend that there shall be any violation of the Rule against Perpetuities or any rule relating to restraints upon alienation. If any provision of this Agreement would violate the Rule Against Perpetuities or some analogous statutory provision or any other statutory or common-law rule imposing time limits, then such provision shall continue only until 21 years, less one day, after the death of all the individuals who execute this Agreement on behalf of the Parties. Otherwise, if any such violation should inadvertently occur, it is the intent and desire of the Parties hereto that the appropriate court shall reform such provision in such a way as to approximate most closely the intent of the Parties hereto within the limits permissible under such rule or related rule.

(e) This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other Entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(f) All of the covenants, conditions, and provisions of this Agreement shall run with the land and shall inure to the benefit of and be binding upon the Parties, their respective heirs, executors, administrators, successors and assigns.

(g) This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts together shall constitute one and the same agreement. The Parties agree that this Agreement may be transmitted between them by facsimile machine or an e-mailed PDF file. The Parties intend that signatures so transmitted constitute original signatures and that an agreement so transmitted containing the signatures (original, facsimile or PDF) of both Parties is binding on the Parties.

(h) No waiver of any breach of this Agreement shall be binding unless evidenced in writing, executed by the Party against whom the waiver is asserted. Any waiver shall extend only to the particular breach so waived and shall not limit any rights with respect to any future breach.

(i) Each Party shall execute such documents, assignments, endorsements, instruments and evidences of transfer and give such further assurances as shall be necessary or appropriate in connection with the performance of its obligations under this Agreement.

(j) If any term or condition contained in this Agreement shall be in conflict with or inconsistent with applicable Law, the same shall be deemed to be severable from, and shall not invalidate, the remaining terms and conditions of this Agreement. This Agreement, with any such terms and conditions so severed, shall continue in full force and effect.

(k) Any provision of this Agreement that, by its terms, is intended to survive the expiration or termination of this Agreement shall so survive such expiration or termination.

[SIGNATURE PAGE FOLLOWS]

[REMAINDER OF PAGE LEFT BLANK]

Executed by the Parties to be effective as of the Effective Date.

Standard Silver Corp.

By: ______________________________
Print Name: ________________________
Title: ___________________________

Santa Fe Gold Corporation

By: ______________________________
Print Name: Brian T. Adair
Title: Chairman

Exhibit A
Mining Claims

Mining Claims are located in Sections 15, 16, 20, 21, 22, 27, 28 and 29 of T18S, R16W, Grant County, New Mexico

Legend	
Boundary of Santa Fe Gold Corp. Mining Property	= Red Outline
Patented Mining Claims	= Black, Bold
Unpatented Mining Claims	= Black, Fine


Corral
Black Hawk Canyon Corral
Prospects
Alhambra Mine
Canyon
Mine Shaft
Silver Dale Spring
Dale
Silver
21
22
Good Hope
Black Hawk
Silver Glance
Extension
Little Rhody

Patented Claims

Alhambra Pat #24500 , Pumpkin Pat #14012, Butternut Pat #14010, Stonewall Pat #14011, Good Hope MS #480, Black Hawk Pat #14618, Kent County Pat #18946, Surprise Pat #14162, Chicago Pat #21897, Little Rhody Pat #26419, Silver Glance Pat #15452, Extension Pat #19608, Cornucopia Pat #19466

UNPATENTED CLAIMS

Serial Number	Lead Serial Number	Claim Name	Case Type
NMMC106382	NMMC106382	NO SHOW #1	LODE
NMMC106383	NMMC106382	NO SHOW #2	LODE
NMMC106384	NMMC106382	NO SHOW #3	LODE
NMMC106385	NMMC106382	NO SHOW #4	LODE
NMMC106386	NMMC106382	NO SHOW #5	LODE
NMMC106387	NMMC106382	NO SHOW #6	LODE
NMMC106388	NMMC106382	NO SHOW #7	LODE
NMMC106389	NMMC106382	NO SHOW #8	LODE
NMMC106390	NMMC106382	NO SHOW #9	LODE
NMMC106391	NMMC106382	NO SHOW #10	LODE
NMMC106392	NMMC106382	NO SHOW #11	LODE
NMMC106393	NMMC106382	NO SHOW #12	LODE
NMMC106394	NMMC106382	NO SHOW #13	LODE
NMMC106395	NMMC106382	NO SHOW #14	LODE
NMMC106396	NMMC106382	NO SHOW #15	LODE
NMMC106397	NMMC106382	NO SHOW #16	LODE
NMMC106398	NMMC106382	NO SHOW #17	LODE
NMMC106399	NMMC106382	NO SHOW #18	LODE
NMMC106400	NMMC106382	NO SHOW #19	LODE
NMMC106401	NMMC106382	NO SHOW #20	LODE
NMMC106402	NMMC106382	RHONDA #1	LODE
NMMC106403	NMMC106382	RHONDA #2	LODE
NMMC106404	NMMC106382	RHONDA #3	LODE
NMMC106405	NMMC106382	RHONDA #4	LODE
NMMC106406	NMMC106382	RHONDA #5	LODE
NMMC106407	NMMC106382	RHONDA #6	LODE
NMMC106408	NMMC106382	RHONDA#7	LODE
NMMC106409	NMMC106382	RHONDA#8	LODE
NMMC106410	NMMC106382	RHONDA#9	LODE
NMMC106411	NMMC106382	RHONDA #10	LODE
NMMC106412	NMMC106382	RHONDA #11	LODE
NMMC106413	NMMC106382	RHONDA #12	LODE
NMMC106414	NMMC106382	RHONDA#13	LODE
NMMC106415	NMMC106382	RHONDA #14	LODE
NMMC106416	NMMC106382	RHONDA#15	LODE
NMMC106417	NMMC106382	RHONDA #16	LODE
NMMC106418	NMMC106382	RHONDA#17	LODE
NMMC106419	NMMC106382	RHONDA #18	LODE
NMMC106420	NMMC106382	PEE-U #1	LODE
NMMC109082	NMMC109082	BARITE	LODE
NMMC109083	NMMC109082	BARITE #2	LODE
NMMC109084	NMMC109082	BARITE #3	LODE
NMMC115276	NMMC115276	JODY #1	LODE
NMMC115277	NMMC115276	JODY #2	LODE
NMMC115278	NMMC115276	JODY #3	LODE
NMMC115279	NMMC115276	JODY #4	LODE
NMMC115280	NMMC115276	JODY #5	LODE
NMMC115281	NMMC115276	JODY #7	LODE
NMMC115282	NMMC115276	JODY #8	LODE
NMMC115283	NMMC115276	JODY #9	LODE

Serial Number	Lead Serial Number	Claim Name	Case Type
NMMC115284	NMMC115276	JODY #10	LODE
NMMC188086	NMMC188086	GRANADA	LODE
NMMC193678	NMMC193678	STONEWALL SURPRISE	LODD
NMMC193679	NMMC193678	ALHAMBRA EXTENSION 2	LODE
NMMC193680	NMMC193678	NO SHOW NO 21	LODE
NMMC193681	NMMC193678	NO SHOW NO 22	LODE
NMMC50356	NMMC50123	ALHAMBRA EXTENSION	LODE
NMMC50357	NMMC50123	EASY DAYS	LODE
NMMC50358	NMMC50123	OLD HOBSON	LODE
NMMC64719	NMMC64719	CONTENTION #1	LODE
NMMC64720	NMMC64719	CONTENTION #2	LODE
NMMC64721	NMMC64719	ARGENTITE #1	LODE
NMMC64722	NMMC64719	ARGENTITE #2	LODE
NMMC64723	NMMC64719	ARGENTITE #3	LODE
NMMC64724	NMMC64719	ARGENTITE #4	LODE
NMMC64725	NMMC64719	ARGENTITE #10	LODE
NMMC64726	NMMC64719	ARGENTITE #11	LODE
NMMC64727	NMMC64719	ARGENTITE #12	LODE
NMMC64728	NMMC64719	ARGENTITE #13	LODE
NMMC64729	NMMC64719	ARGENTITE #14	LODE
NMMC64730	NMMC64719	ARGENTITE #15	LODE
NMMC64731	NMMC64719	ARGENTITE #16	LODE
NMMC64732	NMMC64719	ARGENTITE #18	LODE
NMMC64733	NMMC64719	ARGENTITE #19	LODE
NMMC64734	NMMC64719	ARGENTITE #20	LODE
NMMC64735	NMMC64719	ARGENTITE #21	LODE
NMMC64736	NMMC64719	ARGENTITE #22	LODE
NMMC85992	NMMC85992	ARGENTINE #5	LODE
NMMC85993	NMMC85992	ARGENTINE #6	LODE
NMMC85994	NMMC85992	ARGENTINE #7	LODE
NMMC85995	NMMC85992	ARGENTINE #8	LODE
NMMC85996	NMMC85992	ARGENTINE #9	LODE
NMMC86004	NMMC85992	ARGENTINE #17	LODE

EXHIBIT B

MEMORANDUM OF AGREEMENT

WHEN RECORDED, RETURN TO:

Standard Silver Corp.
ATTN: Dan Gorski
7 Copano Point Rd
Rockport, TX 78382

MEMORANDUM OF EXPLORATION AND OPTION AGREEMENT

NOTICE IS HEREBY GIVEN that Standard Silver Corp., a Delaware corporation, the address of which is 7 Copano Point Rd, Rockport, TX 78382 ("Standard Silver"), and Santa Fe Gold Corporation, a Delaware corporation, the address of which is PO Box 25201, Albuquerque, NM 87125 ("Santa Fe Gold"), have entered into an Exploration and Option to Agreement (the "Agreement") dated to be effective as of October 7, 2021 (the "Effective Date"), with respect to the patented mining claims and unpatented mining claims more particularly described in Exhibit A to this Memorandum (the "Mining Claims").

Under the terms of the Agreement:

1. Santa Fe Gold has granted exclusively to Standard Silver and its permitted successors and assigns, the right to enter the Mining Claims for the purposes of Exploration (as defined in the Agreement).

2. In the event Standard Silver exercises the Option (as defined in the Agreement), Standard Silver and Santa Fe Gold will form the LLC (as defined in the Agreement) and enter into the LLC Agreement (as defined in the Agreement), and Santa Fe Gold will Transfer the Mining Claims to the LLC.

3. The Agreement may be terminated by Standard Silver upon not less than 30 days' written notice to Santa Fe Gold, unless terminated in accordance with the Agreement.

4. Standard Silver may Transfer all or a portion of its interests under the Agreement without the consent of Santa Fe Gold. Santa Fe Gold may only Transfer all of its interests under the Agreement to a third party upon the consent of Standard Silver, which consent shall not be withheld, modified or delayed unreasonably.

6. The provisions of the Agreement shall inure to the benefit of and be binding upon Standard Silver and Santa Fe Gold and their respective permitted successors and assigns.

7. The Agreement is incorporated herein by this reference and made a part hereof. Copies of the Agreement are in the possession of the parties at the addresses shown above. If there is any conflict between this Memorandum and the Agreement, the Agreement shall govern.

Dated effective as of the date first written above.

Standard Silver Corp.

By: ______________________________
Print Name: ________________________
Title: ____________________________

Santa Fe Gold Corporation

By: ______________________________
Print Name: Brian J. Adair
Title: Chairman

State of __________)
:ss
County of ___________)

The foregoing instrument was acknowledged before me this ________________, by ___________________, ______________ of Standard Silver Corp.

My Commission Expires: _______________ Notary Public ____________________
Residing At: ____________________

State of Pennsylvania)
:ss
County of Allegheny)

The foregoing instrument was acknowledged before me this 10/07/2021, by Brian J. Adair, Chairman of Santa Fe Gold Corporation.

My Commission Expires: August 27, 2023 Notary Public [signature]
Residing At: Pittsburgh, PA

Commonwealth of Pennsylvania - Notary Seal
HEATHER L HONEYCHUCK - Notary Public
Allegheny County
My Commission Expires Aug 27, 2023
Commission Number 1236301

State of __________)
:ss
County of ___________)

The foregoing instrument was acknowledged before me this ________________, by ___________________, ______________ of Santa Fe Gold Corporation.

My Commission Expires: _______________ Notary Public ____________________
Residing At: ____________________

EXHIBIT B
MEMBERSHIP INTEREST TRANSFER AGREEMENT

(See Attached)

MEMBERSHIP INTEREST TRANSFER AGREEMENT

NEITHER THIS AGREEMENT NOR THE SECURITIES TRANSFERRED HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION (THE "APPLICABLE SECURITIES LAWS). THE SECURITIES TRANSFERRED HEREUNDER MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR OTHER APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS MEMBERSHIP INTEREST TRANSFER AGREEMENT (this "Agreement") is entered into as of the _ day of ________, 20[__] (the "Effective Date"), by and between Standard Silver Corp. a Delaware corporation (the "Seller"), and the Greentech Mineral Holdings, Inc., a Delaware corporation (the "Buyer"). Seller and Buyer sometimes may be referred to in this Agreement individually as a "Party", and collectively as the "Parties".

RECITALS

A. Seller owns 50.5% of the membership interests (the "Standard Silver Membership Percentage") in [__________], a Delaware limited liability company (the "Company").

B. Pursuant to a Financing and Purchase Option Agreement between Seller and Buyer dated November ___, 2021 (the "Financing and Option Agreement"), Buyer has the option to acquire Contribution Percentage or the Default Percentage (each as defined in the Financing and Option Agreement), upon the terms and conditions set forth in the Financing and Option Agreement (as applicable, the "Transferred Membership Interest Percentage").

C. Buyer is entitled to the Transferred Membership Interest Percentage in accordance with the terms and conditions of the Financing and Option Agreement.

AGREEMENT

NOW, THEREFORE, for the premises described above and for other good and valuable consideration, the receipt, legal sufficiency, and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. **Transfer**.

(a) Seller hereby Transfers (as defined in the Financing and Option Agreement) to Buyer, and Buyer hereby purchases and accepts the Transfer from Seller, of all right, title and interest in and to the Transferred Membership Interest Percentage effective as of the Effective Date of this Agreement.

(b) In consideration for the Transfer of the Transferred Membership Percentage, Buyer has paid to Seller the applicable amounts for the Transferred Membership Interest Percentage set forth in the Financing and Option Agreement.

2. **Effect of Transfer**. Following the effectiveness of this Agreement, Buyer shall hold the Transferred Membership Interest Percentage in the Company, and Seller shall hold the Standard Silver Membership Percentage, minus the Transferred Membership Interest Percentage.

3. **Representations and Warranties**. On and as of the Effective Date, each Party makes the representations of such Party set forth in the Financing and Option Agreement as if such representations were made on and as of the Effective Date. In addition:

(a) Seller represents that (i) it holds the Standard Silver Membership Percentage, free and clear of any lien, claim, demand, encumbrance, security interest, or restriction on transfer of any nature whatsoever; and (ii) upon delivery of the Transferred Membership Interest Percentage to Buyer, Buyer will acquire good and marketable title to the Transferred Membership Interest Percentage, free and clear of any liens, claims, demands, encumbrances, security interests.

(b) Buyer represents that (i) it is familiar with the definition of "accredited investor" in Rule 501(a) of Regulation D under the Securities Act of 1933 (the "Securities Act") and the rules and regulations promulgated thereunder, and that it is an "accredited investor" within the meaning of that rule; (ii) it understands that no federal or state agency has passed upon the merits or risks of an investment in the Transferred Membership Interest Percentage or made any finding or determination concerning the fairness or advisability of this investment, (iii) it is not relying on any communication (written or oral) of Seller or the Company as investment advice or as a recommendation to for the Transfer of the Transferred Membership Interest Percentage; (iv) it understands there are substantial risks incident to the Transfer of the Transferred Membership Interest Percentage; and (v) it (A) is acquiring the Transferred Membership Interest Percentage solely for its account and not for or on behalf of other persons; and (B) is acquiring the Transferred Membership Interest Percentage for investment purposes only, and not with a view to resale or distribution thereof.

4. **LLC Agreement**. Buyer has received a copy of, and has carefully read and understands the terms and conditions in the LLC Agreement (as defined in the Financing and Option Agreement). Concurrently with execution and delivery of this Agreement, Buyer has executed a Joinder (as defined in the Financing and Option Agreement) to the LLC Agreement and will be bound by the LLC Agreement.

5. **Restrictive Legends**. Buyer consents to the placing of a legend on any certificate or other document, if any, evidencing the Transferred Membership Interest Percentage that such securities have not been registered under the Securities Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale thereof under such laws and contained in this Agreement and in the LLC Agreement.

6. **Miscellaneous**.

(a) **Entire Agreement**. This Agreement constitutes the full and entire understanding and agreement among the Parties regarding the matters set forth herein, and no Party shall be liable or bound to any other Party in any manner by any warranties, representations, or covenants regarding the matters set forth herein except as specifically set forth herein.

(b) **Successors and Assigns**. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.

(c) **Notices**. Any notices required under this Agreement shall be sent to the addresses of the Parties set forth in the Financing and Option Agreement.

(d) **Governing Law; Venue**. This Agreement shall be governed by and construed under the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. Each of the Parties submits to the exclusive jurisdiction of any state or federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined solely in any such Delaware court. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY DISPUTE OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE JURY TRIAL WAIVER CONTAINED IN THIS AGREEMENT IS INTENDED TO APPLY, TO THE FULLEST EXTENT PERMITTED BY LAW, TO ANY AND ALL DISPUTES AND CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATE TO ANY OR ALL OF THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS OF ANY KIND. THIS AGREEMENT MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS A PARTY'S WRITTEN CONSENT TO SUCH PARTY'S WAIVER OF A JURY TRIAL.

(e) **Further Assurances**. The Seller agrees that he will execute and deliver such further documents, and take such other actions, as shall be reasonably requested by the Company to carry out the intent of, and transactions contemplated by, this Agreement.

(f) **Counterparts**. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SELLER:

STANDARD SILVER CORP.

____
By:___________________________
Name:_________________________
Title:__________________________

COMPANY:

GREENTECH MINERALS HOLDINGS, INC.

DocuSigned by:
Andrew Luxton Horn
By: ___________________________
Name: Andrew Luxton Horn
Title: President and CEO